UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS℠
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

NEW JERSEY MUNICIPAL FUND

SEMIANNUAL REPORT 1.31.2014

SR0000.010.0114.fnl.indd 15 2/10/14 12:14 PM

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-1.57%	-6.24%	2.99%
1-Year	-8.60	-12.94	-1.07
5-Year	10.31	9.24	5.54
10-Year	3.59	3.08	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester New Jersey Municipal Fund, from Oppenheimer New Jersey Municipal Fund, on November 27, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

For New Jersey investors in the top federal and state income tax bracket as of January 31, 2014 – when the Fund’s Class A shares had a tax-free distribution yield of 5.58% at net asset value (NAV) and a six-month total return of -1.57% (without sales charge) – the Fund produced as much after-tax income as a taxable investment yielding 10.68%. In the last month of this reporting period, as many investors had anticipated, the Federal Reserve began to “taper” what had been a $85 billion-a-month bond purchasing initiative. Declining prices in the muni market had an adverse effect on NAVs and total returns of municipal bond funds throughout the industry, including this Fund’s.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reason for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The initial market reaction in June – a sharp sell-off among those who believed that a policy change was imminent – continued to haunt fixed-income investors for the rest of the reporting period.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.58%
Dividend Yield with sales charge	5.32
Standardized Yield	5.50
Taxable Equivalent Yield	10.68
Last distribution (1/28/14)	$0.043
Total distributions (8/1/13 to 1/31/14)	$0.258

Endnotes for this discussion begin on page 12 of this report

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By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

On January 3, 2014, Janet Yellen, who had been the Fed’s Vice Chair, was confirmed by the U.S. Senate to succeed Bernanke. She had been nominated in October 2013 after Lawrence Summers, the early front runner, withdrew from consideration. During the reporting period, many news reports and market analysts speculated as to how policies might change under new leadership.

Heading into this reporting period, New Jersey was on track to end fiscal year 2014 with a handsome surplus of an estimated $303 million.

Even so, Moody’s Investors Service changed its outlook on New Jersey municipal debt to negative, from stable, in December 2013, citing concerns about the state’s economy, debt-service costs and pension liabilities. However, Moody’s saw the state’s high level of individual wealth and its diversified economy as positives.

Gov. Chris Christie was, for the most part, quiet on fiscal issues this reporting period,

though a controversial traffic jam garnered plenty of national media coverage. In late February 2014, he proposed a $34.4 billion, fiscal 2015 budget that includes a $2.25 billion payment as part of the state’s plan to pay down pension debt. According to The New York Times, the governor “lamented that 94% of the new spending was devoted to pensions, health care and the debts associated with them.” Christie’s proposal seeks to provide tax relief for businesses, but income taxes for individuals are slated to remain the same. Funding for higher education would rise 8% if the proposal remains intact.

Atlantic City remained a fiscal sore spot for the state, which has provided limited supervision since 2010. In October 2013, a New Jersey court awarded 20 percent of the city’s annual revenues to a local casino, Borgata Casino. Moody’s saw this as a credit negative and downgraded its rating of the city’s general obligation (G.O.) and city-guaranteed debt the following month. By the close of the reporting period, Atlantic City’s new mayor, Don Guardian, was seeking to secure $30 million in transitional aid from the state. Increased aid would likely bring with it more state supervision of the city’s finances, according to The Bond Buyer.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition

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allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of January 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 4.09%, up 19 basis points from July 31, 2013. On January 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.56%, down 32 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 10 basis points from the July 2013 date.

During this reporting period, media coverage about Detroit’s bankruptcy, which occurred during the previous reporting period, and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PEFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held nearly 235 securities as of January 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.58% at net asset value as of January 31, 2014. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.68%, based on the Fund’s standardized yield as of January 31, 2014, and the top combined 2014 New Jersey and federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this long-term Fund shows the positive impact a yield-driven approach can have. The dividend of the Fund remained steady – at 4.3 cents per Class A share – throughout this reporting period. In all, the Fund distributed 25.8 cents per share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented

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25.0% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.
(Puerto Rico’s “tobacco bonds,” which are backed by proceeds from the MSA as discussed later in this report, represented an additional 4.8% of net assets on January 31, 2014.)

Since his inauguration, first-time governor
Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize
G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

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Additionally, “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

More than 50 percent of the Fund’s G.O. securities were issued by Puerto Rico as of January 31, 2014. In all,
G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 8.7% of total assets at the end of this reporting period. The Fund’s G.O. holdings also included debt issued in Guam, the

Northern Marianas and an assortment of municipalities in New Jersey.

Nearly half of the sales tax revenue bonds held by the Fund this reporting period – 4.2% of the Fund’s total assets as of January 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows.

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Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from Standard & Poor’s and Fitch Ratings. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s Investor Services to place the island’s G.O. debt under review for possible downgrade.

February 2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 10 for further details). Investors should note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. However, if market conditions deteriorate in Puerto Rico, the Fund’s share price could decline and shareholders could lose money.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

As of January 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 20.9% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. This sector was also affected by “credit spread widening” this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 12.5% of the Fund’s total assets at the end of this reporting period. We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this

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sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

While this sector can also be affected by “credit spread widening,” we continue to believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The adult living facilities sector represented 7.3% of the Fund’s total assets at the end of this reporting period. We continue to believe that attractive opportunities – whether in adult living facilities in densely populated geographies with strengthening real estate values or facilities in more rural areas with stable home values – can be identified in this sector.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of the securities in this sector are backed by the valuable collateral of the projects whose construction they finance. Of its total assets, 6.9% of the Fund was invested in securities in the marine/aviation facilities sector, including many highly rated bonds.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

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INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis,
Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	20.9%
Tobacco-Master Settlement Agreement	12.5
General Obligation	8.7
Adult Living Facilities	7.3
Marine/Aviation Facilities	6.9
Student Loans	6.4
Higher Education	5.9
Sales Tax Revenue	4.2
Sewer Utilities	4.0
Highways/Commuter Facilities	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.5%	0.0%	1.5%
AA	15.2	0.0	15.2
A	12.3	0.0	12.3
BBB	40.8	1.3	42.1
BB or lower	16.0	12.9	28.9

Total	85.8%	14.2%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 1/28/14

	Without Sales Charge	With Sales Charge
Class A	5.58%	5.32%
Class B	4.79	N/A
Class C	4.88	N/A
Class Y	5.70	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/14

Class A	5.50%
Class B	4.94
Class C	5.01
Class Y	5.91

TAXABLE EQUIVALENT YIELDS

As of 1/31/14

Class A	10.68%
Class B	9.59
Class C	9.73
Class Y	11.48

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-1.57%	-8.60%	10.31%	3.59%	4.47%
Class B (ONJBX)	3/1/94	-2.02%	-9.41%	9.38%	3.11%	4.23%
Class C (ONJCX)	8/29/95	-1.95%	-9.30%	9.46%	2.79%	3.79%
Class Y (ONJYX)	11/29/10	-1.39%	-8.46%	N/A	N/A	3.73%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-6.24%	-12.94%	9.24%	3.08%	4.21%
Class B (ONJBX)	3/1/94	-6.81%	-13.74%	9.10%	3.11%	4.23%
Class C (ONJCX)	8/29/95	-2.90%	-10.16%	9.46%	2.79%	3.79%
Class Y (ONJYX)	11/29/10	-1.39%	-8.46%	N/A	N/A	3.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized.

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For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 28-day accrual period ended January 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0370, $0.0376, and $0.0439, respectively, for the 28-day accrual period ended January 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New Jersey tax rate of 48.5%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market

13    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$984.30	$4.91
Class B	1,000.00	979.80	9.53
Class C	1,000.00	980.50	8.77
Class Y	1,000.00	986.10	4.16

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.27	5.00
Class B	1,000.00	1,015.63	9.70
Class C	1,000.00	1,016.38	8.93
Class Y	1,000.00	1,021.02	4.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.90
Class C	1.75
Class Y	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    January 31, 2014    Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—111.9%
New Jersey—84.3%
$3,180,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000%	06/15/2027	$2,949,418
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,710,255
10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,036
30,000	Berkeley, NJ HFC (Bayville Hsg.)[2]	5.750	08/01/2014	30,125
190,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	192,365
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	62,770
10,000	Essex County, NJ Improvement Authority (Jewish Federation Terrace)[1]	5.050	06/01/2019	10,022
10,000	Essex County, NJ Improvement Authority (Newark)	5.000	04/01/2014	10,034
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	270,442
150,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	150,039
20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,034
105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,131
265,000	Florence Township, NJ Fire District No. 1[1]	5.125	07/15/2028	271,577
50,000	Hoboken, NJ Parking Utility[1]	5.250	01/01/2018	50,178
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,100,260
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,838,753
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,574,505
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,301,675
35,000	Irvington Township, NJ GO1	5.000	07/15/2033	35,004
355,000	Irvington Township, NJ GO1	5.000	07/15/2033	355,043
120,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	120,236
200,000	Middlesex County, NJ COP[1]	5.000	02/15/2019	200,666
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,710,491
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	739,497
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	366,140
170,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	147,818
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,066
25,000	Mount Holly, NJ Municipal Utilities Authority	5.000	12/01/2016	25,099
35,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	35,072
605,000	New Brunswick, NJ Parking Authority	5.000	09/01/2029	653,817
445,000	New Brunswick, NJ Parking Authority	5.000	09/01/2027	485,090
150,000	Newark, NJ GO1	5.375	12/15/2014	152,852
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400	01/20/2034	50,073
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000	01/01/2032	321,738

17    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$ 2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750%		12/01/2038	$3,313,208
750,000	NJ EDA	5.000		06/15/2029	778,268
2,095,000	NJ EDA	5.000		06/15/2028	2,191,852
50,000	NJ EDA (Bristol Glen)[1]	5.750		07/01/2029	49,195
645,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2018	645,464
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2028	23,711
300,000	NJ EDA (Chilton Memorial Hospital)[1]	5.500		07/01/2029	364,728
25,000	NJ EDA (Consumers New Jersey Water Company)[1]	5.100		09/01/2032	24,777
11,430,000	NJ EDA (Continental Airlines)	7.000		11/15/2030	11,430,457
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,077,835
160,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	160,334
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,712,850
2,339,945	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750		03/01/2021	23
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,098,660
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,098,660
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000		05/01/2044	2,098,660
6,000,000	NJ EDA (GMT Realty)[1]	6.875		01/01/2037	5,948,280
17,450,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	17,266,950
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,010,564
10,000	NJ EDA (Hillcrest Health Service)	7.250	[4]	01/01/2018	9,083
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	4,624,625
6,655,000	NJ EDA (Keswick Pines)[1]	5.750		01/01/2024	6,268,411
1,445,000	NJ EDA (Keswick Pines)[1]	5.700		01/01/2018	1,445,101
160,000	NJ EDA (Leisure Park)[1]	5.875		12/01/2027	154,088
90,000	NJ EDA (Liberty State Park Lease Rental)[1]	5.750		03/15/2022	90,344
40,000	NJ EDA (Liberty State Park)	5.700		03/15/2016	40,178
810,000	NJ EDA (Lions Gate)[1]	5.750		01/01/2025	810,275
1,345,000	NJ EDA (Lions Gate)[1]	5.875		01/01/2037	1,269,088
20,000	NJ EDA (Manchester Manor)[1,2]	6.700		08/01/2022	20,091
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750		11/01/2024	1,006,170
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800		11/01/2031	1,204,008
1,000,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000		06/01/2025	1,001,410
40,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.875		06/01/2018	40,109
2,585,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500		06/01/2031	2,587,378
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,068
1,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,020,360
330,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	335,485
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,701
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,675,350
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,651,977
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,729,374
125,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000		12/01/2038	125,364
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	30,093
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	145,450
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,405,712

18    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125%		06/15/2027	$815,688
650,000	NJ EDA (Paterson Charter School Science & Technology)	6.000		07/01/2032	658,957
1,900,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,908,569
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,231,000
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,358,910
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	921,043
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,112,120
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[4]	07/01/2021	46,592
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[4]	07/01/2018	42,376
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[4]	07/01/2020	18,980
2,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	2,219,052
4,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	4,041,160
1,500,000	NJ EDA (UMM Energy Partners)	5.000		06/15/2037	1,403,775
1,250,000	NJ EDA (UMM Energy Partners)	5.125		06/15/2043	1,166,525
140,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125		07/01/2025	137,036
175,000	NJ EDA (United Water New Jersey)[1]	5.000		11/01/2028	175,135
195,000	NJ EDA (United Water New Jersey)[1]	5.500		07/01/2039	198,212
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2026	3,480,400
3,735,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2036	3,452,335
100,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000		03/01/2016	100,389
200,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000		03/01/2015	200,810
15,535,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000		07/01/2025	15,575,080
745,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250		07/01/2032	746,669
1,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,750,910
300,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	309,870
40,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2018	40,157
30,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2021	30,116
100,000	NJ Educational Facilities Authority (Public Library)	5.000		09/01/2014	100,382
1,000,000	NJ Educational Facilities Authority (Rider University)	5.000		07/01/2037	1,011,380
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,476
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2028	15,007
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,122,340
7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	7,329,574
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	6,588,050
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	816,510

19    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$ 750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300%		11/01/2026	$674,880
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	996,557
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	303,325
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)	5.000		07/01/2031	1,571,280
3,250,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)	5.500		07/01/2043	3,240,445
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2027	9,829,115
200,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2014	200,572
2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000		07/01/2035	2,032,111
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	10,003
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	70,001
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[4]	07/01/2017	13,271
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./ St. Barnabas Medical Center Obligated Group)	6.250	[4]	07/01/2030	15,725,136
17,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	17,326,740
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)	5.000		08/15/2034	2,012,332
2,500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital)[1]	6.250		07/01/2035	2,596,600
2,170,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250		07/01/2030	2,183,367
6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	6,673,664
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	5,413,141
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750		07/01/2033	134,108
110,000	NJ Higher Education Assistance Authority[1]	5.500		12/01/2025	115,207
100,000	NJ Higher Education Assistance Authority[1]	5.750		12/01/2029	106,909
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	31,867,500
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	574,418
2,930,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	5.000		10/01/2037	2,951,125
4,270,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	4.625		10/01/2027	4,319,276
345,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	365,645
65,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500		10/01/2038	65,535
230,000	NJ Hsg. & Mtg. Finance Agency, Series AA	6.375		10/01/2028	241,643

20    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$ 100,000	NJ South Jersey Port Corp.[1]	5.250%		01/01/2030	$100,079
145,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2015	145,535
35,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2016	35,119
25,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2017	25,083
200,000	NJ Sports & Expositions Authority	5.125		09/01/2014	200,794
45,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2019	45,140
30,930,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	22,895,623
9,100,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	7,897,526
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[4]	06/01/2041	8,347,463
200,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2015	200,752
20,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2014	20,083
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,325,000
4,500,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	5,166,945
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2038	5,250,200
85,000	Orange Township, NJ GO1	5.000		06/01/2027	85,106
10,000	Passaic Valley, NJ Sewage Commissioners	5.500		12/01/2014	10,039
100,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000		12/01/2023	100,333
200,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000		12/01/2022	200,620
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	8,725,298
2,679,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,695,583
2,245,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2036	2,441,056
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,333,835
2,905,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	2,800,333
10,500,000	Port Authority NY/NJ, 143rd Series[5]	5.000		10/01/2030	10,813,215
14,315,000	Port Authority NY/NJ, 169th Series[5]	5.000		10/15/2041	14,729,958
6,330,000	Rutgers State University NJ5	5.000		05/01/2029	7,151,886
5,380,000	Rutgers State University NJ5	5.000		05/01/2030	6,033,024
4,000,000	Rutgers State University NJ5	5.000		05/01/2038	4,330,600
45,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	45,134

					411,147,943
U.S. Possessions—27.6%
2,645,000	Guam GO1	5.125		11/15/2027	2,548,537
400,000	Guam GO1	6.750		11/15/2029	418,916
600,000	Guam GO1	7.000		11/15/2039	633,912
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,817
250,000	Guam Power Authority, Series A	5.000		10/01/2030	262,628
125,000	Guam Power Authority, Series A	5.000		10/01/2024	138,585
125,000	Guam Power Authority, Series A	5.000		10/01/2023	140,773
235,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	229,614
4,120,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,157,197

21    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 2,585,000	Northern Mariana Islands Ports Authority, Series A1	6.250%		03/15/2028	$1,832,222
1,075,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	877,533
1,355,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	939,516
6,350,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	4,427,347
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	1,832,075
6,025,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	4,281,787
10,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125		07/01/2047	8,214,800
12,035,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	10,127,814
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[4]	05/15/2055	636,480
14,530,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	12,671,758
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	3,672,000
3,205,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,228,148
1,300,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	976,664
2,150,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	1,417,968
4,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	2,733,520
8,350,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	5,856,523
3,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	2,228,910
6,085,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	4,351,140
3,000,000	Puerto Rico Electric Power Authority, Series A	7.000		07/01/2043	2,134,200
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	3,108,850
3,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	1,885,890
750,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	590,145
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	2,201,310
2,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	1,481,697
575,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	346,150
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	2,761,460
2,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	265,200
5,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2032	697,150
975,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2035	174,398
3,000,000	Puerto Rico Infrastructure	7.050	[4]	07/01/2042	193,200
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	240,672
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	69,246
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	72,955
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	66,979
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	609,931
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,525,457
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	642,760
2,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2020	1,980,500
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	216,462
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	688,560
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	154,254
5,000,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	3,313,300
500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	384,525
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,043,399
5,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	4,367,000
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	8,769,210
325,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	255,421

22    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000%		08/01/2026	$3,607,334
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	11,234,160
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	127,578
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	223,758
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	272,180

					132,552,475
Total Investments, at Value (Cost $614,271,805)—111.9%					543,700,418
Liabilities in Excess of Other Assets—(11.9)					(58,028,363)

Net Assets—100.0%					$485,672,055

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.
2.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See Note 1 of the accompanying Notes.
3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFC	Housing Finance Corp.
Industrial, Tourist, Educational, Medical and Environmental Community
ITEMECF	Facilities
JFK	John Fitzgerald Kennedy
LIFERS	Long Inverse Floating Exempt Receipts
MSU	Montclair State University
NY/NJ	New York/New Jersey
ROLs	Residual Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2014    Unaudited

Assets
Investments, at value (cost $614,271,805) —see accompanying statement of investments	$543,700,418
Cash	583,951
Receivables and other assets:
Interest	6,154,345
Shares of beneficial interest sold	2,029,210
Investments sold on a when-issued or delayed delivery basis	10,000
Other	174,528

Total assets	552,652,452

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	46,740,000
Payable for borrowings (See Note 6)	18,900,000
Shares of beneficial interest redeemed	612,410
Dividends	389,725
Trustees’ compensation	97,923
Shareholder communications	68,190
Distribution and service plan fees	62,819
Transfer and shareholder servicing agent fees	42,320
Interest expense on borrowings	2,489
Other	64,521

Total liabilities	66,980,397

Net Assets	$485,672,055

Composition of Net Assets
Additional paid-in capital	684,542,817
Accumulated net investment income	8,830,362
Accumulated net realized loss on investments	(137,129,737)
Net unrealized depreciation on investments	(70,571,387)

Net Assets	$485,672,055

24    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $314,965,889 and 34,270,267 shares of beneficial interest outstanding)	$9.19
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.65
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,648,705 and 830,332 shares of beneficial interest outstanding)	$9.21
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $144,223,413 and 15,675,914 shares of beneficial interest outstanding)	$9.20
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $18,834,048 and 2,047,497 shares of beneficial interest outstanding)	$9.20

See accompanying Notes to Financial Statements

25    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2014    Unaudited

Investment Income
Interest	$17,834,628
Other income	380

Total investment income	17,835,008

Expenses
Management fees	1,432,262
Distribution and service plan fees:
Class A	248,202
Class B	39,483
Class C	704,901
Transfer and shareholder servicing agent fees:
Class A	105,809
Class B	5,432
Class C	53,606
Class Y	6,966
Shareholder communications:
Class A	72,922
Class B	6,479
Class C	41,198
Class Y	4,568
Borrowing fees	351,412
Interest expense and fees on short-term floating rate notes issued (See Note 1)	18,580
Interest expense on borrowings	12,650
Custodian fees and expenses	6,551
Trustees’ compensation	6,468
Other	58,960

Total expenses	3,176,449
Less waivers and reimbursements of expenses	(24,306)

Net expenses	3,152,143

Net Investment Income	14,682,865

Realized and Unrealized Loss
Net realized loss on investments	(14,453,656)
Net change in unrealized appreciation/depreciation on investments	(11,224,676)

Net Decrease in Net Assets Resulting from Operations	$(10,995,467)

See accompanying Notes to Financial Statements.

26    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS    Unaudited / Continued

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations
Net investment income	$14,682,865	$30,145,054
Net realized loss	(14,453,656)	(4,345,576)
Net change in unrealized appreciation/depreciation	(11,224,676)	(62,654,421)

Net decrease in net assets resulting from operations	(10,995,467)	(36,854,943)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,222,351)	(21,436,502)
Class B	(198,719)	(626,386)
Class C	(3,681,276)	(8,283,706)
Class Y	(592,679)	(1,334,509)

	(13,695,025)	(31,681,103)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(37,419,343)	(9,256,245)
Class B	(2,240,016)	(7,227,203)
Class C	(22,106,925)	6,130,301
Class Y	(3,496,354)	2,376,467

	(65,262,638)	(7,976,680)

Net Assets
Total decrease	(89,953,130)	(76,512,726)
Beginning of period	575,625,185	652,137,911

End of period (including accumulated net investment income of $8,830,362 and $7,842,522, respectively)	$485,672,055	$575,625,185

See accompanying Notes to Financial Statements.

27    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2014    Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(10,995,467)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(55,496,633)
Proceeds from disposition of investment securities	123,389,327
Short-term investment securities, net	2,064,155
Premium amortization	752,147
Discount accretion	(1,761,252)
Net realized loss on investments	14,453,656
Net change in unrealized appreciation/depreciation on investments	11,224,676
Change in assets:
Decrease in other assets	119,165
Decrease in interest receivable	332,621
Decrease in receivable for securities sold	8,232,483
Change in liabilities:
Decrease in other liabilities	(9,611)
Decrease in payable for securities purchased	(50,687)

Net cash provided by operating activities	92,254,580

Cash Flows from Financing Activities
Proceeds from borrowings	97,400,000
Payments on borrowings	(98,900,000)
Payments on short-term floating rate notes issued	(7,950,000)
Proceeds from shares sold	33,906,114
Payments on shares redeemed	(114,624,201)
Cash distributions paid	(2,590,842)

Net cash used in financing activities	(92,758,929)
Net decrease in cash	(504,349)
Cash, beginning balance	1,088,300

Cash, ending balance	$583,951

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $11,277,598.

Cash paid for interest on borrowings—$12,427.

Cash paid for interest on short-term floating rate notes issued—$18,580.

See accompanying Notes to Financial Statements.

28    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.60	$10.68	$9.75	$10.14	$8.63	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.27	0.50	0.54	0.64	0.64	0.61
Net realized and unrealized gain (loss)	(0.42)	(1.05)	1.00	(0.41)	1.45	(1.42)

Total from investment operations	(0.15)	(0.55)	1.54	0.23	2.09	(0.81)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.53)	(0.61)	(0.62)	(0.58)	(0.56)
Net asset value, end of period	$9.19	$9.60	$10.68	$9.75	$10.14	$8.63

Total Return, at Net Asset Value[3]	(1.57)%	(5.43)%	16.21%	2.46%	24.58%	(7.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,966	$368,177	$421,443	$359,697	$415,729	$361,113
Average net assets (in thousands)	$330,649	$425,664	$385,776	$377,127	$409,744	$352,897
Ratios to average net assets:[4]
Net investment income	5.91%	4.80%	5.31%	6.62%	6.54%	7.40%
Expenses excluding interest and fees from borrowings	0.84%	0.76%	0.76%	0.77%	0.75%	0.76%
Interest and fees from borrowings	0.14%	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rates notes issued[5]	0.01%	0.06%	0.11%	0.19%	0.24%	0.51%

Total expenses	0.99%	0.93%	0.95%	1.06%	1.24%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.91%	0.93%	1.05%	1.23%	2.18%
Portfolio turnover rate	10%	24%	18%	15%	17%	14%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.62	$10.70	$9.77	$10.15	$8.65	$10.02
Income (loss) from investment operations:
Net investment income[2]	0.23	0.42	0.46	0.56	0.56	0.54
Net realized and unrealized gain (loss)	(0.43)	(1.06)	0.99	(0.40)	1.44	(1.43)

Total from investment operations	(0.20)	(0.64)	1.45	0.16	2.00	(0.89)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.44)	(0.52)	(0.54)	(0.50)	(0.48)
Net asset value, end of period	$9.21	$9.62	$10.70	$9.77	$10.15	$8.65

Total Return, at Net Asset Value[3]	(2.02)%	(6.24)%	15.20%	1.71%	23.39%	(8.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,649	$10,331	$18,879	$23,305	$35,276	$37,076
Average net assets (in thousands)	$8,610	$15,007	$20,307	$28,889	$37,923	$39,035
Ratios to average net assets:[4]
Net investment income	4.97%	3.96%	4.50%	5.78%	5.71%	6.56%
Expenses excluding interest and fees from borrowings	1.76%	1.61%	1.61%	1.61%	1.59%	1.61%
Interest and fees from borrowings	0.14%	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rates notes issued[5]	0.01%	0.06%	0.11%	0.19%	0.24%	0.51%

Total expenses	1.91%	1.78%	1.80%	1.90%	2.08%	3.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.76%	1.78%	1.89%	2.07%	3.03%
Portfolio turnover rate	10%	24%	18%	15%	17%	14%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.69	$9.76	$10.14	$8.64	$10.01
Income (loss) from investment operations:
Net investment income[2]	0.24	0.42	0.46	0.57	0.57	0.55
Net realized and unrealized gain (loss)	(0.43)	(1.05)	1.00	(0.41)	1.43	(1.43)

Total from investment operations	(0.19)	(0.63)	1.46	0.16	2.00	(0.88)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.45)	(0.53)	(0.54)	(0.50)	(0.49)
Net asset value, end of period	$9.20	$9.61	$10.69	$9.76	$10.14	$8.64

Total Return, at Net Asset Value[3]	(1.95)%	(6.15)%	15.32%	1.79%	23.50%	(8.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,223	$173,766	$187,934	$159,119	$183,496	$153,583
Average net assets (in thousands)	$153,719	$194,185	$169,315	$166,762	$177,507	$144,708
Ratios to average net assets:[4]
Net investment income	5.13%	4.04%	4.55%	5.85%	5.77%	6.63%
Expenses excluding interest and fees from borrowings	1.61%	1.52%	1.52%	1.54%	1.51%	1.55%
Interest and fees from borrowings	0.14%	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rates notes issued[5]	0.01%	0.06%	0.11%	0.19%	0.24%	0.51%

Total expenses	1.76%	1.69%	1.71%	1.83%	2.00%	2.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.67%	1.69%	1.82%	1.99%	2.97%
Portfolio turnover rate	10%	24%	18%	15%	17%	14%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.60	$10.69	$9.76	$9.86
Income (loss) from investment operations:
Net investment income[2]	0.28	0.52	0.55	0.41
Net realized and unrealized gain (loss)	(0.42)	(1.07)	1.00	(0.10)

Total from investment operations	(0.14)	(0.55)	1.55	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.54)	(0.62)	(0.41)
Net asset value, end of period	$9.20	$9.60	$10.69	$9.76

Total Return, at Net Asset Value[3]	(1.39)%	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,834	$23,351	$23,882	$9,232
Average net assets (in thousands)	$20,740	$25,821	$15,130	$4,339
Ratios to average net assets:[4]
Net investment income	6.06%	4.94%	5.33%	6.48%
Expenses excluding interest and fees from borrowings	0.69%	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.14%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rates notes issued[5]	0.01%	0.06%	0.11%	0.19%

Total expenses	0.84%	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.77%	0.80%	0.90%
Portfolio turnover rate	10%	24%	18%	15%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     January 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”), formerly named Oppenheimer New Jersey Municipal Fund, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc.
(“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

33    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

34    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

35    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $23,485,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2014, municipal bond holdings with a value of $70,332,454 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $46,740,000 in short-term floating rate securities issued and outstanding at that date.

At January 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,135,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.225%	10/1/27	$2,184,276
1,465,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.874%	10/1/37	1,486,125
3,580,000	Port Authority NY/NJ ROLs[3]	15.656%	10/15/41	3,994,958
2,625,000	Port Authority NY/NJ, 3205th Series	15.021%	10/1/30	2,938,215
5,750,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	8.718%	8/1/57	3,019,210
7,000,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	9.706%	8/1/57	4,234,160
1,000,000	Rutgers State University NJ LIFERS	18.269%	5/1/38	1,330,600
1,345,000	Rutgers State University NJ LIFERS	18.269%	5/1/30	1,998,024
1,585,000	Rutgers State University NJ LIFERS	18.241%	5/1/29	2,406,886

				$23,592,454

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

36    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $46,740,000 or 8.46% of its total assets as of January 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$10,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

37    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$2,113,609
Market Value	$23
Market value as % of Net Assets	Less than 0.005%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	81,398,121

Total	$123,254,088

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $41,855,967 expiring by 2018 and $95,850,474 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

38    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$565,909,259 [1]

Gross unrealized appreciation	$13,487,478
Gross unrealized depreciation	(84,058,865)

Net unrealized depreciation	$(70,571,387)

1.	The Federal tax cost of securities does not include cost of $48,362,546, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,040
Payments Made to Retired Trustees	5,674
Accumulated Liability as of January 31, 2014	44,602

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will

39    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally
4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

41    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

42    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$411,147,920	$23	$411,147,943
U.S. Possessions	—	132,552,475	—	132,552,475

Total Assets	$—	$543,700,395	$23	$543,700,418

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

43    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	2,855,179	$26,254,842	7,830,817	$82,522,990
Dividends and/or distributions reinvested	850,877	7,793,296	1,680,537	17,512,866
Redeemed	(7,802,567)	(71,467,481)	(10,611,473)	(109,292,101)

Net decrease	(4,096,511)	$(37,419,343)	(1,100,119)	$(9,256,245)

Class B
Sold	7,541	$69,673	13,811	$145,688
Dividends and/or distributions reinvested	17,802	163,494	48,424	507,470
Redeemed	(269,359)	(2,473,183)	(752,431)	(7,880,361)

Net decrease	(244,016)	$(2,240,016)	(690,196)	$(7,227,203)

Class C
Sold	752,337	$6,883,997	3,532,850	$37,322,035
Dividends and/or distributions reinvested	312,337	2,864,431	595,925	6,211,982
Redeemed	(3,478,157)	(31,855,353)	(3,621,457)	(37,403,716)

Net increase (decrease)	(2,413,483)	$(22,106,925)	507,318	$6,130,301

Class Y
Sold	297,460	$2,726,812	1,260,897	$13,310,366
Dividends and/or distributions reinvested	49,789	456,377	102,089	1,063,100
Redeemed	(731,181)	(6,679,543)	(1,166,593)	(11,996,999)

Net increase (decrease)	(383,932)	$(3,496,354)	196,393	$2,376,467

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$55,496,633	$123,389,327

44    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1

45    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$1,809,518
Class C	3,950,993

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$26,666	$16,835	$16,157	$15,257

Waivers and Reimbursements of Expenses.The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2014, the Manager reimbursed the Fund $24,306 for legal costs and fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

46    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the und’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1614% as of January 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2014 equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

47    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Borrowings (Continued)

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1614%. Details of the borrowings for the six months ended January 31, 2014 are as follows:

Average Daily Loan Balance	$15,252,717
Average Daily Interest Rate	0.163%
Fees Paid	$102,534
Interest Paid	$12,427

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

48    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

The Fund executed no transactions under the Facility during the six months ended January 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended January 31, 2014 are as follows:

Fees Paid	$87,528

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

49    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

50    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

51    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni New Jersey funds. The Board noted that the Fund’s one-year, three-year and ten-year performance was better than its category median although its five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New Jersey funds with comparable asset levels and distribution features. The Fund’s contractual management fees were higher than its peer group median and category median. The Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

52    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS    Unaudited

On September 27, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013, a meeting of Oppenheimer New Jersey Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust, was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
24,167,204	1,510,704	6,753,497

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
24,237,367	1,500,793	6,693,245

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
24,030,725	1,605,527	6,795,156

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
23,992,996	1,640,916	6,797,493

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
24,068,555	1,572,067	6,790,784

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
24,113,611	1,479,442	6,838,353

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
23,814,392	1,887,847	6,729,170

2p: Proposal to remove miscellaneous fundamental policy relating to investment strategy restrictions

For	Against	Abstain
23,878,276	1,753,583	6,799,547

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
6,799,547	2,516,780	6,860,975

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
23,790,719	1,945,379	6,695,309

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
423,206,325	18,445,152	108,732,480

54    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF  INVESTMENTS

Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at
1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

56    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57    OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO
80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at
1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0395.001.0114 March 24, 2014

SR0000.010.0114.fnl.indd 16 2/10/14 12:14 PM

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

PENNSYLVANIA MUNICIPAL FUND

SEMIANNUAL REPORT 1.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	–1.13%	–5.82%	2.99%
1-Year	–7.54	–11.93	–1.07
5-Year	10.91	9.83	5.54
10-Year	3.82	3.31	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester Pennsylvania Municipal Fund, from Oppenheimer Pennsylvania Municipal Fund, on November 27, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

For Pennsylvania investors in the top federal and state income tax bracket as of January 31, 2014 – when the Fund’s Class A shares had a tax-free distribution yield of 5.92% at net asset value (NAV) and a six-month total return of -1.13% (without sales charge) – the Fund produced as much after-tax income as a taxable investment yielding 11.64%. In the last month of this reporting period, as many investors had anticipated, the Federal Reserve began to “taper” what had been a $85 billion-a-month bond purchasing initiative. Declining prices in the muni market had an adverse effect on NAVs and total returns of municipal bond funds throughout the industry, including this Fund’s.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reason for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.” Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The initial market reaction in June – a sharp sell-off among those who believed that a policy change was imminent – continued to haunt fixed-income investors for the rest of the reporting period.

By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.92%
Dividend Yield with sales charge	5.63
Standardized Yield	6.39
Taxable Equivalent Yield	11.64
Last distribution (1/28/14)	$0.050

Total distributions (8/1/13 to 1/31/14)	$0.297

Endnotes for this discussion begin on page 12 of this report

3        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

On January 3, 2014, Janet Yellen, who had been the Fed’s Vice Chair, was confirmed by the U.S. Senate to succeed Bernanke. She had been nominated in October 2013 after Lawrence Summers, the early front runner, withdrew from consideration. During the reporting period, many news reports and market analysts speculated as to how policies might change under new leadership.

Harrisburg’s fiscal woes, which had dominated Pennsylvania’s news cycle for years, gave way to better news late in this reporting period. The capital city sold its ill-fated incinerator for nearly $130 million in December 2013, and an investor consortium simultaneously signed a four-decade lease agreement to gain control of the city’s parking facilities. In all, Harrisburg received $424 million as a result of these and other transactions. Importantly, the city was able to avoid bankruptcy by negotiating with creditors and unions. It also established Harrisburg Strong, a recovery plan that calls for balanced budgets and, to the benefit of bondholders, spells out how creditors will be paid.

Earlier in the reporting period, Eric Papenfuse defeated Linda Thompson to become Harrisburg’s mayor. Soon after he took office, Pennsylvania officials embarked on legal proceedings to end state receivership, which had begun in 2011, and appoint a coordinator to help the city implement Harrisburg Strong.

Gov. Tom Corbett and the Legislature grappled this reporting period with the Commonwealth’s need for pension reform. In December 2013, the budget secretary told reporters that pension cost growth represented close to half of Pennsylvania’s budget gap, which has been estimated to be $1.2 billion. Shortly before Pennsylvania came to market with $750 million in general obligation (G.O.) debt in October, Fitch Ratings issued a report in which it raised concerns about the degree to which pension funding had weakened.

The governor’s quest to privatize state-owned liquor stores remained at a standstill this reporting period. His plan to privatize the state lottery was scrapped late in 2013.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of January 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 4.09%, up 19 basis points from July 31, 2013. On January 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.56%, down 32 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 10 basis points from the July 2013 date.

During this reporting period, media coverage about Detroit’s bankruptcy, which occurred during the previous reporting period, and about municipal debt

4        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held nearly 345 securities as of January 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.92% at net asset value as of January 31, 2014. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 11.64%, based on the Fund’s standardized yield as of January 31, 2014, and the top combined 2014 Pennsylvania and federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this long-term Fund shows the positive impact a yield-driven approach can have. The dividend of the Fund was raised to 5 cents per Class A share, from 4.9 cents, beginning with the

November 2013 payout. In all, the Fund distributed 29.7 cents per share this reporting period.

5        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 29.7% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. (Puerto Rico’s “tobacco bonds,” which are backed by proceeds from the MSA as discussed later in this report, represented an additional 17.6% of net assets on January 31, 2014.)

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the

6        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

Additionally, “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

Many of the Fund’s G.O. securities were issued by Puerto Rico as of January 31, 2014. In all, G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 6.3% of total assets at the end of this reporting period. The Fund’s G.O. debt was issued in Guam, the Northern Marianas, Puerto Rico and a wide assortment of municipalities in Pennsylvania.

All of the sales tax revenue bonds held by the Fund this reporting period – 3.0% of the Fund’s total assets as of January 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the

7        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from Standard & Poor’s and Fitch Ratings. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s Investor Services to place the island’s G.O. debt under review for possible downgrade.

February 2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 10 for further details). Investors should note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. However, if market conditions deteriorate in Puerto Rico, the Fund’s share price could decline and shareholders could lose money.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 18.3% of the Fund’s total assets at the end of this reporting period. We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

While this sector can also be affected by “credit spread widening,” we continue to believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund continued to favor the higher education sector this reporting period, which constituted 12.7% of total assets as of January 31, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

8        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

As of January 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 11.9% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. This sector was also affected by “credit spread widening” this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 8.8% of total assets at the end of this reporting period. As of January 31, 2014, this set of holdings included water utilities with 3.5%, electric utilities with 3.0%, and sewer utilities with 2.3%. Gas utilities also made up a small percentage of the Fund’s holdings in this sector, all of which consist of securities in the mid-range of the credit spectrum.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of

9        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	18.3%
Higher Education	12.7
Hospital/Healthcare	11.9
General Obligation	6.3
Student Housing	6.2
Education	5.0
Highways/Commuter Facilities	4.2
Adult Living Facilities	4.0
Water Utilities	3.5
Tax Increment Financial (TIF)	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	N/A	0.1%	0.1%
AA	16.7%	1.0	17.7
A	10.1	6.3	16.4
BBB	44.7	6.9	51.6
BB or lower	11.2	3.0	14.2

Total	82.7%	17.3%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/28/14
	Without Sales Charge	With Sales Charge
Class A	5.92%	5.63%
Class B	5.20	N/A
Class C	5.24	N/A
Class Y	6.04	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/14
Class A	6.39%
Class B	5.94
Class C	5.95
Class Y	6.85

TAXABLE EQUIVALENT YIELDS
As of 1/31/14
Class A	11.64%
Class B	10.82
Class C	10.84
Class Y	12.48

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	–1.13%	–7.54%	10.91%	3.82%	5.48%
Class B (OPABX)	5/3/93	–1.55	–8.33	9.97	3.33	4.56
Class C (OPACX)	8/29/95	–1.52	–8.27	10.06	3.02	4.09
Class Y (OPAYX)	11/29/10	–1.06	–7.41	N/A	N/A	4.36

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	–5.82%	–11.93%	9.83%	3.31%	5.27%
Class B (OPABX)	5/3/93	–6.35	–12.71	9.69	3.33	4.56
Class C (OPACX)	8/29/95	–2.48	–9.14	10.06	3.02	4.09
Class Y (OPAYX)	11/29/10	–1.06	–7.41	N/A	N/A	4.36

12        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.050 for the 28-day accrual period ended January 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0440, $0.0442 and $0.0510, respectively, for the 28-day accrual period ended January 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Pennsylvania tax rate of 45.1%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

13        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$988.70	$4.57
Class B	1,000.00	984.50	8.84
Class C	1,000.00	984.80	8.44
Class Y	1,000.00	989.40	3.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.62	4.65
Class B	1,000.00	1,016.33	8.98
Class C	1,000.00	1,016.74	8.58
Class Y	1,000.00	1,021.32	3.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.76
Class C	1.68
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—116.6%
Pennsylvania—84.7%
$2,795,000	Allegheny County, PA GO1	5.000%	12/01/2029	$3,000,041
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,018
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2029	24,999
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125	04/01/2035	2,562,210
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	38,817
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	175,174
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,408,866
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,191,904
1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	974,830
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,019,700
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,624,997
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	15,839
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,549,475
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,237,647
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000	12/01/2028	8,791
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,224,984
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	1,043,210
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,308,180
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,011,740
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,186,804
1,045,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	962,967
425,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	434,218
550,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100	07/01/2014	558,789
16,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	17,130,225
175,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	6.875	11/01/2017	175,168
50,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	50,053
1,680,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,718,842
50,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	51,975
1,310,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,350,178
1,680,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,736,599
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2035	2,865,570
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[2]	5.500	11/01/2031	14,494,350
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,962,363
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	1,000,870
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,274,020
955,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	989,151
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,816,778
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,019,022

17        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000%		11/15/2046	$2,304,000
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250		11/15/2041	1,037,267
30,000	Charleroi, PA Area School Authority[1]	6.000		10/01/2017	30,143
2,000,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000		11/01/2041	2,040,740
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[2]	5.000		02/01/2041	24,323,416
1,250,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000		08/01/2045	1,131,063
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000		08/01/2035	941,010
1,515,000	Chester County, PA IDA (Westtown School)[1]	5.000		01/01/2032	1,594,295
1,000,000	Clairton, PA Municipal Authority	5.000		12/01/2042	975,450
1,000,000	Clairton, PA Municipal Authority	5.000		12/01/2037	986,910
3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)[1]	6.000		01/01/2040	3,466,802
2,500,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250		01/01/2024	2,762,800
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000		01/01/2027	1,014,580
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000		12/01/2021	967,404
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500		07/01/2024	6,609,359
5,900,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000		12/15/2031	5,443,517
2,450,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000		12/15/2026	2,405,410
3,965,000	Delaware County, PA Authority (Eastern University)	5.250		10/01/2032	3,877,056
6,385,000	Delaware County, PA Authority (Eastern University)	5.000		10/01/2027	6,328,429
110,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)[1]	5.375		11/15/2023	110,477
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125		10/01/2034	1,040,120
1,050,000	Delaware County, PA Authority (Neumann College)[1]	6.250		10/01/2038	1,055,145
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000		10/01/2025	1,237,697
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000		10/01/2030	291,799
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,295,025
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,191,779
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[2]	5.000		11/01/2038	18,914,290
4,240,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000		12/01/2036	4,357,363
3,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2045	3,035,663
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2030	995,530
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2035	1,211,600
10,000,000	Emmaus, PA General Authority	0.400	[3]	12/01/2028	10,000,000
3,945,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000		07/01/2027	4,107,613
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,042,990

18        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000%		05/01/2038	$7,629,966
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,658,648
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,066,630
1,055,000	Erie-Western PA Port Authority[1]	5.125		06/15/2016	1,070,762
3,795,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	3,944,333
550,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	550,880
6,575,000	Harrisburg, PA Authority	5.000		07/15/2021	6,656,990
115,000	Harrisburg, PA Authority[1]	5.000		07/15/2023	115,204
50,000	Harrisburg, PA GO	9.614	[4]	09/15/2016	42,092
25,000	Harrisburg, PA GO	9.624	[4]	03/15/2014	24,804
40,000	Harrisburg, PA GO	9.600	[4]	03/15/2016	34,797
10,000	Harrisburg, PA GO	9.600	[4]	09/15/2015	9,004
210,000	Harrisburg, PA GO	9.601	[4]	03/15/2015	195,294
70,000	Harrisburg, PA GO	9.727	[4]	09/15/2015	63,026
150,000	Harrisburg, PA GO	10.084	[4]	03/15/2015	139,495
335,000	Harrisburg, PA Water System[1]	5.000		07/15/2023	338,290
6,635,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	6,568,252
360,000	Jeanette, PA GO1	5.000		04/01/2018	361,076
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,269,428
1,825,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	5.000		04/01/2033	1,671,080
12,810,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625		11/15/2037	11,243,721
1,785,000	Lehigh County, PA Authority Water & Sewer	5.125		12/01/2047	1,812,507
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2023	2,355,120
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000		11/01/2023	439,890
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000		11/01/2018	3,275,181
1,807,494	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	1,182,463
4,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000		05/15/2030	4,700,141
150,000	Luzerne County, PA Flood Protection Authority[1]	5.000		01/15/2018	150,336
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000		01/15/2023	10,006
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,040,900
105,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100		09/01/2034	105,172
10,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100		09/01/2034	10,016
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[2]	5.100		09/01/2034	22,536,900
1,400,000	Lycoming County, PA Authority (Lycoming College)	5.250		11/01/2038	1,451,254
3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000		05/01/2032	3,871,478
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.250		10/01/2030	2,305,761
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125		07/01/2030	10,848,975
1,390,000	Millcreek, PA Richland Joint Authority[1]	5.500		08/01/2037	1,418,314
855,000	Millcreek, PA Richland Joint Authority[1]	5.375		08/01/2027	874,947
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500		08/01/2037	1,009,650
595,000	Millcreek, PA Richland Joint Authority[1]	5.250		08/01/2022	630,230

19        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$ 15,000	Montgomery County, PA	5.000%	09/15/2021	$15,037
285,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	286,111
385,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	385,108
785,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)	5.250	10/01/2023	788,344
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,603,305
21,000,000	Montgomery County, PA IDA[2]	5.375	08/01/2038	22,446,270
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500	12/01/2025	336,171
2,890,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	2,889,566
325,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	7.750	09/01/2014	326,043
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	2,908,019
1,000,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2036	892,260
1,275,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2032	1,165,822
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2027	1,440,420
213,467	Northampton County, PA IDA (Northampton Generating)[8]	5.000	12/31/2023	2
16,526,610	Northampton County, PA IDA (Northampton Generating)[1,8]	5.000	12/31/2023	14,012,252
5,385,000	Northeastern, PA Hospital & Education Authority (Wilkes University)	5.250	03/01/2042	5,286,508
3,425,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	2,477,542
1,620,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500	02/15/2029	1,143,509
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	828,160
16,000,000	PA Commonwealth Financing Authority[2]	5.000	06/01/2032	16,600,800
1,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	1,608,202
39,737,908	PA EDFA (Bionol Clearfield)[6]	8.500	07/01/2015	3,922,132
1,000,000	PA EDFA (Capital Region Parking System)[1]	5.250	01/01/2044	1,011,900
605,000	PA EDFA (DGABC/DGABF/DGABEI Obligated Group)	5.625	12/01/2015	606,585
375,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	373,511
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	34,540
3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,193,620
5,200,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	5,134,844
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,978,910
50,000	PA EDFA (Philadelphia Biosolids Facility)[1]	5.000	01/01/2015	50,584
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,027,930
2,950,000	PA EDFA (US Airways Group)[1]	8.000	05/01/2029	3,302,171
60,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	60,059
30,000,000	PA Geisinger Authority Health System, Series A2	5.250	06/01/2039	31,148,100
10,000	PA GO	5.000	07/01/2014	10,042
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,032,534
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,075
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	94,208

20        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$195,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750%	09/01/2020	$195,408
2,130,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	2,135,794
1,000,000	PA HEFA (Clarion University Foundation)[1]	5.000	07/01/2028	975,880
1,300,000	PA HEFA (Clarion University Foundation)[1]	5.250	07/01/2018	1,300,741
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	220,475
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	494,367
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2027	1,253,130
10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,160
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,006,300
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,307,437
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	8,890,290
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,490,200
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,202,217
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,034,000
200,000	PA HEFA (Frontier II)[1]	5.125	04/01/2033	187,454
1,300,000	PA HEFA (Gwynedd Mercy College)	5.375	05/01/2042	1,304,199
750,000	PA HEFA (Indiana University Foundation)	5.000	07/01/2041	749,415
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,505,466
50,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	50,196
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	240,313
1,400,000	PA HEFA (Shippensburg University Student Services)	5.000	10/01/2035	1,332,310
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,426,090
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,164,850
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,802,203
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,320,740
100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,056
4,515,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	4,919,002
3,050,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	3,050,793
1,685,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	1,685,000
60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	60,077
1,000,000	PA HEFA (Ursinus College)	5.000	01/01/2029	1,055,790
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	658,515
15,825,000	PA HFA (Single Family Mtg.), Series 96A2	4.700	10/01/2037	15,735,109
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,112,950
7,540,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2032	7,755,870
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	2,326,815
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,142,110
4,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,223,320
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,725,330
2,310,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2028	2,319,887

21        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000%		12/01/2027	$905,598
1,120,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,150,699
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	3,288,802
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[2]	6.000		06/01/2029	27,652,369
10,000,000	PA Turnpike Commission[1]	0.000	[9]	12/01/2038	9,197,800
15,775,000	PA Turnpike Commission[1]	0.000	[9]	12/01/2034	14,939,240
4,000,000	PA Turnpike Commission[1]	0.000	[9]	12/01/2034	3,868,760
18,000,000	PA Turnpike Commission (Motor License)[2]	5.000		12/01/2040	18,518,040
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	1,990,847
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,079,480
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	2,240,725
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.600		11/15/2028	349,456
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.500		11/15/2018	516,465
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Cathederal Village.)	5.000		04/01/2039	1,707,280
750,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.000		04/01/2033	665,190
30,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750		04/01/2023	30,333
185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875		04/01/2034	186,991
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250		04/01/2042	493,425
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875		04/01/2032	438,449
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	976,770
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	504,315
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,085,084
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625		06/15/2042	4,016,680
2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150		12/15/2036	2,159,182
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625		12/15/2041	1,043,810
1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625		12/15/2041	1,526,745
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250		05/01/2033	1,605,691
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125		01/01/2021	1,348,135

22        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$285,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.000%	01/01/2015	$280,326
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,095,964
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	2,012,880
2,080,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,087,134
670,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	683,688
1,835,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,841,294
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,830,710
1,720,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,725,900
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,990,542
1,110,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,122,687
6,650,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	5,805,317
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	250,800
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,098,820
50,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	50,202
10,000	Philadelphia, PA Parking Authority, Series A1	5.000	02/15/2015	10,040
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,065
5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.500	07/01/2035	4,987
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,501,530
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	1,002,950
125,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,7]	5.450	02/01/2023	126,801
25,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)[1]	5.000	04/15/2027	25,371
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,102,624
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,582,477
25,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)[1]	5.250	07/01/2031	25,004
3,385,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,660,674
2,865,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,964,559
5,200,000	Reading, PA GO1	5.625	11/15/2020	5,345,236
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,963,322
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	913,167
15,000	Schuylkill County, PA IDA (Ascension Health Credit Group)[1]	5.000	11/01/2019	15,051
55,000	Schuylkill County, PA IDA (Ascension Health Credit Group)[1]	5.000	11/01/2028	55,169
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,031
6,500,000	Scranton, PA Parking Authority[1]	5.250	06/01/2039	5,057,195
1,000,000	Scranton, PA Sewer Authority[1]	5.500	12/01/2035	1,066,360

23        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$2,265,000	Scranton-Lackawanna, PA Health & Welfare Authority (University of Scranton)[1]	5.000%		11/01/2037	$2,353,562
145,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000		12/01/2018	145,233
445,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000		12/01/2028	444,506
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500		07/01/2029	2,082,040
800,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000		07/01/2028	800,128
540,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250		07/01/2026	540,302
25,000	South Fork, PA Municipal Authority (Windber Hospital/Conemaugh Valley Memorial Hospital Obligated Group)[1]	5.000		07/01/2018	25,053
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500		01/01/2038	4,639,872
3,100,000	Susquehanna, PA Area Regional Airport Authority	5.000		01/01/2027	3,166,991
7,500,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	[3]	07/01/2035	7,314,600
550,000	Washington, PA Township Municipal Authority[1]	5.875		12/15/2023	576,043
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2027	5,095,350
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	9,898,300
1,985,000	York, PA GO1	7.250		11/15/2041	2,174,151

					765,106,943
U.S. Possessions—31.9%
2,000,000	Guam GO1	7.000		11/15/2039	2,113,040
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	757,225
185,000	Guam Power Authority, Series A	5.000		10/01/2023	208,343
420,000	Guam Power Authority, Series A	5.000		10/01/2030	441,214
235,000	Guam Power Authority, Series A	5.000		10/01/2024	260,540
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,161,630
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	674,561
3,480,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	3,014,237
940,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	836,074
605,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	591,133
1,120,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,014,384
1,520,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,077,361
2,340,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	1,910,165
830,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	575,497
810,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2029	555,182
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125		07/01/2037	3,249,750
500,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	348,610

24        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125%		07/01/2024	$3,297,735
69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	60,738,101
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	23,929,890
429,890,000	Puerto Rico Children’s Trust Fund (TASC)	6.534	[4]	05/15/2050	26,386,648
52,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	44,390,707
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[4]	05/15/2055	3,329,280
5,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	3,453,650
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	1,471,140
270,000	Puerto Rico Commonwealth GO1	6.000		07/01/2028	195,259
3,000,000	Puerto Rico Commonwealth GO1	5.125		07/01/2028	2,037,930
7,360,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	5,029,677
9,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	6,312,420
3,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,085,630
15,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	14,104
2,500,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	1,721,875
3,325,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	1,897,245
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	929,292
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	955,120
1,760,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	1,094,315
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	3,505,878
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	2,148,144
3,000,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2027	1,898,490
6,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2025	5,203,320
775,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2040	444,773
725,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2022	475,042
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	673,630
10,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	5,675
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	190,528
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	433,223
270,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	153,279
1,750,000	Puerto Rico Infrastructure	6.400	[4]	07/01/2043	159,985
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	842,352
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	123,911
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	145,910
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	86,558
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	819,800
515,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	324,244
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	769,050
2,070,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	1,476,531
1,265,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2019	1,012,670
3,000,000	Puerto Rico Public Buildings Authority[1]	5.750	[3]	07/01/2034	2,591,550
3,000,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	1,987,980
1,500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,121,370
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	692,189
5,725,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	3,589,117
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	3,929,550
950,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2042	670,434
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	5,303,390
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	5,466,600

25        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 3,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500%		08/01/2044	$2,382,000
2,170,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	1,637,287
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.750		08/01/2057	17,756,022
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	4,190,890
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[4]	08/01/2038	2,354,741
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	254,576
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	452,973
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[4]	05/15/2035	2,194,687
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	614,600
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,643
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,136,369
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	347,068

					288,654,993

Total Investments, at Value (Cost $1,194,404,115)—116.6%					1,053,761,936
Liabilities in Excess of Other Assets—(16.6)					(150,053,542)

Net Assets—100.0%					$903,708,394

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.
2.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.
6.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
7.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See Note 1 of the accompanying Notes.
8.	Interest or dividend is paid-in-kind, when applicable.
9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
DCMH	Delaware County Memorial Hospital
DGABC	Dr. Gertrude A. Barber Center
DGABEI	Dr. Gertrude A. Barber Educational Institute
DGABF	Dr. Gertrude A. Barber Foundation
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts

26        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

Abbreviations: Continued

EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value (Cost $1,194,404,115)—see accompanying statement of investments	$1,053,761,936
Cash	558,459
Receivables and other assets:
Investments sold (including $5,000 sold on a when-issued or delayed delivery basis)	20,489,261
Interest	13,108,468
Shares of beneficial interest sold	1,958,548
Other	245,988

Total assets	1,090,122,660

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	151,545,000
Payable for borrowings (See Note 6)	20,200,000
Investments purchased	10,613,204
Shares of beneficial interest redeemed	2,789,549
Dividends	771,800
Trustees’ compensation	172,830
Distribution and service plan fees	117,944
Transfer and shareholder servicing agent fees	78,740
Shareholder communications	19,730
Interest expense on borrowings	3,963
Other	101,506

Total liabilities	186,414,266

Net Assets	$903,708,394

Composition of Net Assets
Additional paid-in capital	$1,167,359,787
Accumulated net investment income	11,903,381
Accumulated net realized loss on investments	(134,912,595)
Net unrealized depreciation on investments	(140,642,179)

Net Assets	$903,708,394

28        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $608,397,131 and 60,177,441 shares of beneficial interest outstanding)	$10.11

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.61

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,709,662 and 2,049,501 shares of beneficial interest outstanding)	$10.10

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $248,288,682 and 24,611,488 shares of beneficial interest outstanding)	$10.09

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $26,312,919 and 2,601,903 shares of beneficial interest outstanding)	$10.11

See accompanying Notes to Financial Statements

29        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$37,031,133
Other income	534

Total investment income	37,031,667
Expenses
Management fees	2,399,481
Distribution and service plan fees:
Class A	486,342
Class B	103,312
Class C	1,210,774
Transfer and shareholder servicing agent fees:
Class A	212,324
Class B	12,960
Class C	98,106
Class Y	10,839
Shareholder communications:
Class A	71,682
Class B	7,236
Class C	36,723
Class Y	3,436
Borrowing fees	630,071
Interest expense and fees on short-term floating rate notes issued (See Note 1)	44,130
Interest expense on borrowings	34,801
Trustees’ compensation	11,672
Custodian fees and expenses	6,792
Other	161,801

Total expenses	5,542,482
Less waivers and reimbursements of expenses	(24,306)

Net expenses	5,518,176

Net Investment Income	31,513,491

Realized and Unrealized Loss
Net realized loss on investments	(6,189,266)
Net change in unrealized appreciation/depreciation on investments	(42,745,747)

Net Decrease in Net Assets Resulting from Operations	$(17,421,522)

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations
Net investment income	$31,513,491	$62,246,947
Net realized loss	(6,189,266)	(17,608,878)
Net change in unrealized appreciation/depreciation	(42,745,747)	(84,396,138)

Net decrease in net assets resulting from operations	(17,421,522)	(39,758,069)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,825,918)	(43,395,905)
Class B	(563,844)	(1,597,803)
Class C	(6,734,101)	(15,688,071)
Class Y	(904,924)	(1,879,431)

	(27,028,787)	(62,561,210)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(99,161,050)	9,308,152
Class B	(4,710,673)	(12,704,631)
Class C	(43,559,451)	474,207
Class Y	(5,027,634)	7,192,417

	(152,458,808)	4,270,145
Net Assets
Total decrease	(196,909,117)	(98,049,134)
Beginning of period	1,100,617,511	1,198,666,645

End of period (including accumulated net investment income of $11,903,381 and $7,418,677, respectively)	$903,708,394	$1,100,617,511

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2014 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(17,421,522)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(38,733,671)
Proceeds from disposition of investment securities	242,210,652
Short-term investment securities, net	971,865
Premium amortization	895,868
Discount accretion	(7,621,003)
Net realized loss on investments	6,189,266
Total net change in unrealized appreciation/depreciation on investments	42,745,747
Change in assets:
Decrease in other assets	73,094
Decrease in interest receivable	2,118,974
Increase in receivable for securities sold	(20,484,261)
Change in liabilities:
Decrease in other liabilities	(111,382)
Increase in payable for securities purchased	10,613,204

Net cash provided by operating activities	221,446,831

Cash Flows from Financing Activities
Proceeds from borrowings	163,400,000
Payments on borrowings	(205,000,000)
Payments on short-term floating rate notes issued	(290,000)
Proceeds from shares sold	47,451,092
Payments on shares redeemed	(225,142,343)
Cash distributions paid	(4,340,871)

Net cash used in financing activities	(223,922,122)
Net decrease in cash	(2,475,291)
Cash, beginning balance	3,033,750

Cash, ending balance	$558,459

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $23,036,197.
Cash paid for interest on borrowings—$37,424.
Cash paid for interest on short-term floating rate notes issued—$44,130.

32        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.53	$11.47	$10.60	$10.96	$9.28	$11.12
Income (loss) from investment operations:
Net investment income[2]	0.34	0.61	0.63	0.69	0.71	0.69
Net realized and unrealized gain (loss)	(0.46)	(0.94)	0.90	(0.39)	1.62	(1.90)

Total from investment operations	(0.12)	(0.33)	1.53	0.30	2.33	(1.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.61)	(0.66)	(0.66)	(0.65)	(0.63)
Net asset value, end of period	$10.11	$10.53	$11.47	$10.60	$10.96	$9.28

Total Return, at Net Asset Value[3]	(1.13)%	(3.13)%	14.84%	2.98%	25.50%	(10.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$608,397	$737,142	$795,924	$723,618	$817,706	$675,031
Average net assets (in thousands)	$642,038	$812,430	$752,625	$760,121	$778,632	$640,109
Ratios to average net assets:[4]
Net investment income	6.74%	5.32%	5.67%	6.50%	6.71%	7.53%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.69%	0.70%	0.70%	0.69%	0.73%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.11%	0.16%	0.20%	0.22%	0.49%

Total expenses	0.92%	0.89%	0.98%	1.03%	1.18%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.88%	0.97%	1.03%	1.17%	2.09%
Portfolio turnover rate	3%	10%	15%	16%	17%	30%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.52	$11.47	$10.59	$10.95	$9.28	$11.12
Income (loss) from investment operations:
Net investment income[2]	0.30	0.51	0.54	0.60	0.62	0.60
Net realized and unrealized gain (loss)	(0.47)	(0.95)	0.91	(0.38)	1.61	(1.89)

Total from investment operations	(0.17)	(0.44)	1.45	0.22	2.23	(1.29)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.51)	(0.57)	(0.58)	(0.56)	(0.55)
Net asset value, end of period	$10.10	$10.52	$11.47	$10.59	$10.95	$9.28

Total Return, at Net Asset Value[3]	(1.55)%	(4.03)%	14.02%	2.13%	24.36%	(11.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,709	$26,479	$41,662	$48,569	$68,602	$69,650
Average net assets (in thousands)	$22,519	$35,453	$44,543	$57,201	$71,759	$78,974
Ratios to average net assets:[4]
Net investment income	5.89%	4.47%	4.86%	5.67%	5.87%	6.66%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.62%	1.53%	1.54%	1.53%	1.53%	1.53%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.11%	0.16%	0.20%	0.22%	0.49%

Total expenses	1.77%	1.73%	1.82%	1.86%	2.02%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.72%	1.81%	1.86%	2.01%	2.89%
Portfolio turnover rate	3%	10%	15%	16%	17%	30%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.51	$11.45	$10.58	$10.94	$9.27	$11.11
Income (loss) from investment operations:
Net investment income[2]	0.30	0.52	0.54	0.61	0.63	0.61
Net realized and unrealized gain (loss)	(0.46)	(0.94)	0.91	(0.39)	1.61	(1.89)

Total from investment operations	(0.16)	(0.42)	1.45	0.22	2.24	(1.28)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.52)	(0.58)	(0.58)	(0.57)	(0.56)
Net asset value, end of period	$10.09	$10.51	$11.45	$10.58	$10.94	$9.27

Total Return, at Net Asset Value[3]	(1.52)%	(3.88)%	14.01%	2.20%	24.47%	(11.11)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,289	$304,243	$332,380	$277,553	$307,583	$243,599
Average net assets (in thousands)	$264,121	$342,161	$302,122	$287,679	$287,513	$227,214
Ratios to average net assets:[4]
Net investment income	5.97%	4.55%	4.89%	5.74%	5.93%	6.74%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.46%	1.46%	1.46%	1.45%	1.50%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.11%	0.16%	0.20%	0.22%	0.49%

Total expenses	1.69%	1.66%	1.74%	1.79%	1.94%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.65%	1.73%	1.79%	1.93%	2.86%
Portfolio turnover rate	3%	10%	15%	16%	17%	30%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.53	$11.48	$10.60	$10.68
Income (loss) from investment operations:
Net investment income[2]	0.35	0.62	0.64	0.44
Net realized and unrealized gain (loss)	(0.47)	(0.94)	0.92	(0.07)

Total from investment operations	(0.12)	(0.32)	1.56	0.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.63)	(0.68)	(0.45)
Net asset value, end of period	$10.11	$10.53	$11.48	$10.60

Total Return, at Net Asset Value[3]	(1.06)%	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,313	$32,754	$28,701	$12,171
Average net assets (in thousands)	$30,156	$34,321	$20,110	$4,849
Ratios to average net assets:[4]
Net investment income	6.90%	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.63%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.11%	0.16%	0.20%

Total expenses	0.78%	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.74%	0.83%	0.90%
Portfolio turnover rate	3%	10%	15%	16%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”), formerly Oppenheimer Pennsylvania Municipal Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

37        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in

38        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $78,835,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the

39        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2014, municipal bond holdings with a value of $230,125,666 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $151,545,000 in short-term floating rate securities issued and outstanding at that date.

At January 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$3,250,000	Berks County, PA Municipal Authority ROLs	17.099%	11/1/31	$4,744,350
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	13.785%	2/1/41	8,388,416
6,240,000	Delaware County, PA IDA ROLs[3]	13.788%	11/1/38	6,449,290
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	14.083%	9/1/34	7,536,900
7,000,000	Montgomery County, PA IDA RITES	12.791%	8/1/38	8,446,270
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.914%	6/1/32	8,600,800
7,500,000	PA Geisinger Authority Health System DRIVERS	16.027%	6/1/39	8,648,100
6,035,000	PA HFA (Single Family Mtg.) ROLs[3]	12.835%	10/1/37	5,895,109
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	22.339%	6/1/29	9,192,369
9,000,000	PA Turnpike Commission ROLs[3]	7.630%	12/1/40	9,518,040
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.601%	8/1/57	1,161,022

				$78,580,666

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $151,545,000 or 13.90% of its total assets as of January 31, 2014.

40        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$5,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$39,737,908
Market Value	3,922,132
Market value as % of Net Assets	0.43%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

41        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2013, the Fund utilized $597,139 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	32,968,226

Total	$126,061,107

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $93,092,881 expiring by 2018 and $39,157,492 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,044,370,494 [1]

Gross unrealized appreciation	$37,423,943
Gross unrealized depreciation	(179,117,544)

Net unrealized appreciation	$(141,693,601)

1.	The Federal tax cost of securities does not include cost of $151,085,043, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

42        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,461
Payments Made to Retired Trustees	9,622
Accumulated Liability as of January 31, 2014	75,640

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

43        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

44        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

45        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$765,106,943	$—	$765,106,943
U.S. Possessions	—	288,654,993	—	288,654,993

Total Assets	$—	$1,053,761,936	$—	$1,053,761,936

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

46        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	2,826,301	$28,422,367	11,175,621	$127,897,980
Dividends and/or distributions reinvested	1,591,635	15,949,278	3,162,881	35,951,731
Redeemed	(14,258,516)	(143,532,695)	(13,684,213)	(154,541,559)

Net increase (decrease)	(9,840,580)	$(99,161,050)	654,289	$9,308,152

Class B
Sold	1,298	$12,045	35,625	$405,277
Dividends and/or distributions reinvested	50,634	507,371	122,321	1,392,694
Redeemed	(518,980)	(5,230,089)	(1,274,117)	(14,502,602)

Net decrease	(467,048)	$(4,710,673)	(1,116,171)	$(12,704,631)

Class C
Sold	1,266,245	$12,667,207	5,081,635	$58,277,311
Dividends and/or distributions reinvested	581,861	5,819,676	1,141,726	12,951,754
Redeemed	(6,195,604)	(62,046,334)	(6,288,249)	(70,754,858)

Net increase (decrease)	(4,347,498)	$(43,559,451)	(64,888)	$474,207

Class Y
Sold	709,836	$7,170,504	1,735,537	$19,889,379
Dividends and/or distributions reinvested	75,835	759,872	131,789	1,496,920
Redeemed	(1,293,935)	(12,958,010)	(1,257,705)	(14,193,882)

Net increase (decrease)	(508,264)	$(5,027,634)	609,621	$7,192,417

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$38,733,671	$242,210,652

47        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

48        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$2,750,462
Class C	6,122,233

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$49,013	$4,256	$39,068	$29,995

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended January 31, 2014, the Manager reimbursed the Fund $24,306 for legal costs and fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

49        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1614% as of January 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2014 equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

50        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

6. Borrowings (Continued)

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1614%. Details of the borrowings for the six months ended January 31, 2014 are as follows:

Average Daily Loan Balance	$40,990,217
Average Daily Interest Rate	0.163%
Fees Paid	$300,328
Interest Paid	$37,424

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended January 31, 2014 are as follows:

Fees Paid	$211,670

51        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection

52        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Pending Litigation (Continued)

with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

53        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also

54        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni Pennsylvania funds. The Board noted that the Fund’s one-year, three-year and ten-year performance was better than its category median although its five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Pennsylvania funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On August 2, 2013, following an adjournment from a second shareholder meeting of Oppenheimer Pennsylvania Municipal Fund (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”), held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
47,489,847	2,127,610	5,385,115

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
47,759,863	1,881,599	5,361,113

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
47,469,021	2,193,741	5,339,812

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
47,539,180	2,046,483	5,416,907

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
47,526,314	2,038,240	5,438,018

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
47,554,274	1,991,270	5,457,027

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
47,045,349	2,569,713	5,387,508

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
45,925,395	3,523,601	5,553,578

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
47,181,187	2,519,122	5,302,263

On September 27, 2013, following an adjournment from a second shareholder meeting of the Fund held on June 21, 2013, as adjourned to August 2, 2013 and August 12, 2013, a meeting of the Fund was held at which an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
423,206,325	18,445,152	108,732,480

56        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

58        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

59        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0740.001.0114 March 24, 2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	2.64%	-2.24%	2.99%
1-Year	-5.37	-9.86	-1.07
5-Year	12.71	11.62	5.54
10-Year	1.73	1.24	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester High Yield Municipal Fund, from Oppenheimer Rochester National Municipals on November 27, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

For investors in the top federal income tax bracket, the yield on the Fund’s Class A shares as of January 31, 2014 – when the Fund had a tax-free distribution yield of 7.22% at net asset value (NAV) and a six-month total return of 2.64% (without sales charge) – was equivalent to a taxable yield of 12.35%. In the last month of this reporting period, as many investors had anticipated, the Federal Reserve began to “taper” what had been a $85 billion-a-month bond purchasing initiative. Declining prices in the muni market had an adverse effect on NAVs and total returns of municipal bond funds throughout the industry, including this Fund’s. To the benefit of our shareholders, tax-free income provided 100% of the Fund’s positive total return (without sales charge) this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reason for holding regular press conferences – the first of their kind for the Fed - as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The initial market reaction in June – a sharp sell-off among those who believed that a policy change was imminent – continued to haunt fixed-income investors for the rest of the reporting period.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	7.22%
Dividend Yield with sales charge	6.88
Standardized Yield	6.99
Taxable Equivalent Yield	12.35
Last distribution (1/28/14)	$0.041
Total distributions (8/01/13 to 1/31/14)	$0.246

Endnotes for this discussion begin on page 12 of this report

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By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

On January 3, 2014, Janet Yellen, who had been the Fed’s Vice Chair, was confirmed by the U.S. Senate to succeed Bernanke. She had been nominated in October 2013 after Lawrence Summers, the early front runner, withdrew from consideration. During the reporting period, many news reports and market analysts speculated as to how policies might change under new leadership.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of January 31, 2014, the average yield on 30-year, AAA-rated muni bonds was

4.09%, up 19 basis points from July 31, 2013. On January 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.56%, down 32 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 10 basis points from the July 2013 date.

During this reporting period, media coverage about municipal debt issued in Puerto Rico and Detroit’s bankruptcy, which occurred during the previous reporting period, contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

This Fund’s investments in Detroit general obligation (G.O.) bonds are insured. The insurance companies, which have said that all bondholders would receive payments on time and in full, are participants in the bankruptcy proceedings. The Fund also holds insured bonds issued by the Detroit City School District and tax increment financing securities (TIFs), which are secured by the incremental tax revenue that is created and collected once a real-estate developer makes incremental improvements to a property. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream.

Investors should note that it often takes years for a municipality to emerge from

4     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

bankruptcy. Negotiations are ongoing, and it is way too early for anyone to know with any degree of certainty how different creditors will be treated. Any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,140 securities as of January 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 7.22% at net asset value as of January 31, 2014. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 12.35%, based on the Fund’s standardized yield as of January 31, 2014, and the top 2014 federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this long-term Fund shows the positive impact a yield-driven approach can have. The dividend remained steady at 4.1 cents per Class A share throughout this reporting period. In all, the Fund distributed 24.6 cents per share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.8% of the Fund’s total assets at the end of this reporting period. We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

5     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Investors should note that “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds. Nonetheless, we continue to believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and

Special Tax bonds that help finance the infrastructure needs of new real estate development. As of January 31, 2014, the Special Assessment and Special Tax sectors represented 10.7% and 1.6% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. While this sector can also be affected by “credit spread widening,” we continue to believe that carefully researched dirt bonds belong in

6     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

our portfolios and that improvement in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.0% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. (Puerto Rico’s “tobacco bonds,” which are backed by proceeds from the MSA as discussed earlier in this report, represented an additional 0.03% of net assets on January 31, 2014.)

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

7     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

During this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

Nearly 40 percent of the Fund’s G.O. securities were issued by Puerto Rico as of January 31, 2014. In all, G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 4.7% of total assets at the end of this reporting period. The Fund’s G.O. holdings also included debt issued in the Northern Marianas and an assortment of municipalities in New Jersey.

Most of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 3.4% of the Fund’s total assets as of January 31, 2014. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from Standard & Poor’s and Fitch Ratings. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s Investor Services to place the island’s G.O. debt under review for possible downgrade.

February 2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. Investors should note that our perspective has not changed:

8     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. However, if market conditions deteriorate in Puerto Rico, the Fund’s share price could decline and shareholders could lose money.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

The Fund’s airline holdings represented 8.3% of total assets as of January 31, 2014. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

The Fund remained invested in the adult living facilities sector, which represented 7.4% of the Fund’s total assets as of January 31, 2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values.

As of January 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 6.9% of its total assets. Our holdings in this sector, which can also be affected by “credit spread widening,” consist of securities across the credit spectrum.

TIFs constituted 5.4% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorably for these types of bonds. As mentioned earlier, the Fund’s TIF investments include bonds issued in Detroit.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its penchant, the Rochester-based investment

9     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team:

Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	21.8%
Special Assessment	10.7
Airlines	8.3
Adult Living Facilities	7.4
Hospital/Healthcare	6.9
Tax Increment Financing (TIF)	5.4
General Obligation	4.7
Sewer Utilities	3.8
Sales Tax Revenue	3.4
Education	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.2%	0.0%	1.2%
AA	6.4	0.6	7.0
A	9.1	0.5	9.6
BBB	12.4	10.5	22.9
BB or lower	25.0	34.3	59.3
Total	54.1%	45.9%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 1/28/14
	Without Sales Charge	With Sales Charge
Class A	7.22%	6.88%
Class B	6.51	N/A
Class C	6.56	N/A
Class Y	7.37	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/14		As of 1/31/14
Class A	6.99%	Class A	12.35%
Class B	6.59	Class B	11.64
Class C	6.58	Class C	11.63
Class Y	7.49	Class Y	13.23

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	2.64%	-5.37%	12.71%	1.73%	4.01%
Class B (ORNBX)	10/1/93	2.36%	-6.12%	11.80%	1.25%	3.78%
Class C (ORNCX)	8/29/95	2.25%	-6.11%	11.84%	0.95%	3.25%
Class Y (ORNYX)	11/29/10	2.72%	-5.37%	N/A	N/A	7.17%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	-2.24%	-9.86%	11.62%	1.24%	3.76%
Class B (ORNBX)	10/1/93	-2.60%	-10.54%	11.54%	1.25%	3.78%
Class C (ORNCX)	8/29/95	1.26%	-6.99%	11.84%	0.95%	3.25%
Class Y (ORNYX)	11/29/10	2.72%	-5.37%	N/A	N/A	7.17%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial

12     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 28-day accrual period ended January 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0371, $0.0371, and $0.0418, respectively, for the 28-day accrual period ended January 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

13     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,026.40	$4.35
Class B	1,000.00	1,023.60	8.60
Class C	1,000.00	1,022.50	8.34
Class Y	1,000.00	1,027.20	3.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.92	4.34
Class B	1,000.00	1,016.74	8.58
Class C	1,000.00	1,016.99	8.32
Class Y	1,000.00	1,021.63	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.85%
Class B	1.68
Class C	1.63
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—115.9%
Alabama—2.4%
$ 6,880,000	AL Space Science Exhibit Finance Authority	6.000%		10/01/2025	$6,122,787
20,000,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2046	11,195,600
15,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	15,784,800
17,500,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2050	9,714,425
10,000,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2050	4,899,200
5,000,000	Jefferson County, AL Sewer[1]	5.000		10/01/2044	4,888,400
59,250,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	58,776,000
15,000,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	14,938,650
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[2]	8.250		01/01/2031	21,340
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.000		05/01/2025	10,041
					126,351,243
Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120		08/01/2031	765,247
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	222,350
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	733,755
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[4]	06/01/2046	591,172
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[4]	06/01/2046	888,934
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,019,127
					14,220,585
Arizona—2.7%
7,680,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.250		03/01/2039	7,903,718
4,519,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,535,314
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	7,101,141
4,275,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3]	8.500		01/01/2028	1,900,922
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200		07/15/2032	505,075
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	814,520
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	309,331
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022	1,053,732
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027	341,814
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	900,216

17     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$ 4,066,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750%	07/01/2032	$3,699,897
1,242,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,232,760
756,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000	07/01/2017	793,951
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	999,900
13,680,000	La Paz County, AZ IDA (Imperial Regional Detention Facility)	7.800	10/01/2039	13,799,426
3,000,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,001,140
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	838,882
3,545,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	2,683,707
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	05/01/2031	2,006,734
235,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	11/01/2018	230,128
424,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	395,562
848,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	721,054
349,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	325,593
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	998,156
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	397,211
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	305,694
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	7,501,500
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	3,275,262
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,569,859
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,040,295
1,375,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,378,919
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,197,087
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,418,726
12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375	07/01/2039	12,925,016
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,181,350
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	5,823,342

18     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$ 1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750%	04/01/2036	$1,427,985
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	253,725
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	539,346
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,444,688
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,655,788
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.600	12/01/2022	2,225,100
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	11,115,207
9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	9,044,190
1,115,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	1,046,182
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	768,943
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	1,339,140
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	215,805
125,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	128,535
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	913,970
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250	12/01/2042	1,566,554
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000	12/01/2032	700,977
300,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000	01/01/2039	305,178
675,000	Verrado, AZ Community Facilities District No. 1	5.700	07/15/2029	684,335
4,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	3,493,640
610,000	Verrado, AZ Community Facilities District No. 1	6.000	07/15/2033	620,986
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000	07/15/2027	1,889,982
				140,487,190
Arkansas—0.1%
6,955,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2,6]	6.250	02/01/2038	3,749,301
California—16.0%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,619,525
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625	01/01/2040	773,603
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2030	1,128,452
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2028	391,666

19     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250%		09/01/2040	$4,193,647
230,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	230,030
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750		05/01/2034	97,195
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,688,155
215,100,000	CA County Tobacco Securitization Agency	7.000	[4]	06/01/2055	2,241,342
246,760,000	CA County Tobacco Securitization Agency	7.477	[4]	06/01/2055	1,650,824
107,400,000	CA County Tobacco Securitization Agency	6.619	[4]	06/01/2050	1,957,902
33,920,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	935,174
9,160,000	CA County Tobacco Securitization Agency	8.150	[4]	06/01/2033	2,048,084
127,310,000	CA County Tobacco Securitization Agency	6.489	[4]	06/01/2046	3,913,509
2,630,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,487,770
1,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,469,295
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	190,319
4,625,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,360,959
36,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	27,961,560
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[4]	06/01/2046	2,620,860
10,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	8,905,300
58,530,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	44,920,604
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	13,193,980
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	6,975,533
15,015,000	CA County Tobacco Securitization Agency (TASC)[1]	1.456		06/01/2036	12,081,820
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,837,000
520,920,000	CA County Tobacco Securitization Agency (TASC)	6.669	[4]	06/01/2050	27,374,346
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,906,009
3,985,000	CA GO5	5.050		12/01/2036	3,997,763
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	105,851,040
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	4,515,200
10,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	7,583,000

20     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 39,315,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750%		06/01/2047	$31,122,540
22,400,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	17,210,144
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	34,128,806
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,184,633
700,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)	5.000		05/15/2047	699,713
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,935,870
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[5]	5.000		05/15/2040	10,542,100
3,100,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	6.000		10/01/2046	3,109,114
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	884,610
600,000	CA Municipal Finance Authority Charter School (Partnerships to Uplift Community)[1]	5.300		08/01/2047	498,018
525,000	CA Public Works[1]	6.625		11/01/2034	527,761
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[4]	06/01/2036	12,410,026
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[4]	06/01/2041	2,914,110
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[4]	06/01/2056	1,713,602
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[4]	06/01/2047	866,751
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[4]	06/01/2056	450,730
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,598,070
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,069,247
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,034
2,019,578	CA Statewide CDA (Microgy Holdings)[2]	9.000		12/01/2038	17,530
2,250,000	CA Statewide CDA (Terraces at San Joaquin Gardens)	6.000		10/01/2042	2,169,383
1,000,000	CA Statewide CDA (Terraces at San Joaquin Gardens)	6.000		10/01/2047	957,590
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	208,138
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[4]	06/01/2055	4,620,096
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[4]	06/01/2055	1,739,400
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	94,829

21     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 915,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000%		05/01/2043	$866,761
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,301,010
45,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	44,621
200,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875		09/01/2031	192,404
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,668,675
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	11,504,306
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	165,927
890,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2023	908,156
5,855,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	4,605,016
11,255,000	Compton, CA Public Finance Authority[1]	5.000		09/01/2022	9,541,314
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,494,490
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	844,944
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	100,288
8,750,000	Hercules, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2035	6,130,600
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[1]	5.000		12/01/2036	170,118
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[4]	06/01/2057	3,830,236
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	8,850,000
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	3,360,000
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	360,612
310,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	319,390
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	360,584
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	412,176
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	515,110
1,300,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,310,504
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[11]	08/01/2042	1,873,463
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,640,844
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	34,884,868
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,267,750

22     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 85,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700%		06/20/2028	$85,040
2,500,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	2,490,675
19,050,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	19,287,173
6,020,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.125		12/01/2024	6,093,083
52,220,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	52,870,139
11,175,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	11,191,092
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	28,056,926
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	184,022
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[4]	06/01/2045	2,870,381
20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	15,185,400
1,495,000	Northern CA Tobacco Securitization Authority (TASC)	4.750		06/01/2023	1,393,699
5,915,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,741,346
14,440,000	Paramount, CA Unified School District[1]	0.000	[11]	08/01/2045	8,867,604
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	15,794,443
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	10,130
21,711,000	River Rock, CA Entertainment Authority	8.000		11/01/2018	19,479,326
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,987,230
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	328,630
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,345,100
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	856,132
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,079,260
5,000,000	San Joaquin Hills, CA Transportation Corridor	6.250	[4]	01/15/2031	1,759,650
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,460,440
78,990,000	Silicon Valley CA Tobacco Securitization Authority	8.865	[4]	06/01/2047	5,069,578
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	2,625,518
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	818,235

23     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 28,690,000	Southern CA Tobacco Securitization Authority	5.125%		06/01/2046	$20,789,348
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[4]	06/01/2046	4,503,977
1,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	759,610
1,655,000	Stockton, CA Public Financing Authority, Series A	5.250		09/01/2031	1,297,139
12,115,000	Stockton, CA Unified School District	5.920	[4]	08/01/2038	2,832,608
14,735,000	Stockton, CA Unified School District	5.950	[4]	08/01/2041	2,827,057
6,245,000	Stockton, CA Unified School District	6.000	[4]	08/01/2037	1,554,755
17,145,000	Stockton, CA Unified School District	5.950	[4]	08/01/2043	2,901,963
10,360,000	Stockton, CA Unified School District	5.784	[4]	08/01/2048	1,281,636
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,361,713
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,449,225
4,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2042	3,867,720
4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,676,887
200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100		09/01/2034	201,670
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,100,635
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000		09/01/2040	7,041,020
4,755,000	Western Placer, CA Unified School District[1]	5.750		08/01/2049	4,989,136
75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000		09/01/2028	73,009
					844,747,838
Colorado—4.6%
1,750,000	Arkansas River, CO Power Authority[1]	6.125		10/01/2040	1,820,577
960,000	CO Andonea Metropolitan District No. 2[3]	6.125		12/01/2025	609,792
2,380,000	CO Andonea Metropolitan District No. 3[3]	6.250		12/01/2035	1,475,862
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	7,336,280
5,000,000	CO Arista Metropolitan District	6.750		12/01/2035	4,386,800
3,500,000	CO Beacon Point Metropolitan District[1]	6.250		12/01/2035	3,355,065
3,000,000	CO Beacon Point Metropolitan District[1]	6.125		12/01/2025	2,949,000
5,335,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	5,329,238
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	779,080
1,850,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	1,506,085
1,000,000	CO Copperleaf Metropolitan District No. 2	5.850		12/01/2026	862,290

24     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$ 1,025,000	CO Country Club Highlands Metropolitan District[3]	7.250%		12/01/2037	$393,446
1,500,000	CO Crystal Crossing Metropolitan District[3]	6.000		12/01/2036	839,220
1,237,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	849,262
4,475,000	CO Elbert and Highway 86 Metropolitan District[3]	7.500		12/01/2032	1,987,348
2,303,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	1,622,786
606,000	CO Fallbrook Metropolitan District[1]	5.625		12/01/2026	563,247
1,795,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,814,871
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[5]	5.000		01/01/2044	14,624,803
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	839,872
2,867,000	CO Heritage Todd Creek Metropolitan District[1]	5.500		12/01/2037	2,099,303
5,080,000	CO High Plains Metropolitan District[3]	6.125		12/01/2025	3,081,528
10,875,000	CO High Plains Metropolitan District[3]	6.250		12/01/2035	6,620,591
480,000	CO Horse Creek Metropolitan District[1]	5.750		12/01/2036	365,827
500,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036	504,000
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250		12/01/2037	1,666,748
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035	1,974,000
1,089,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	874,990
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,295,887
2,800,000	CO Mountain Shadows Metropolitan District[3]	5.625		12/01/2037	2,082,164
1,590,000	CO Multifamily Hsg. Revenue Bond Pass- Through Certificates (MS Loveland/American International Obligated Group)[1]	6.000	[7]	11/01/2033	1,585,548
3,000,000	CO Murphy Creek Metropolitan District No. 3[3]	6.000		12/01/2026	1,476,240
10,060,000	CO Murphy Creek Metropolitan District No. 3[3]	6.125		12/01/2035	4,899,019
2,275,000	CO Neu Towne Metropolitan District[3]	7.250		12/01/2034	604,877
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	944,160
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,298,669
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	4,213,620
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	7,007,288

25     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$ 12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	% 4	12/15/2017	$5,279,156
307,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	277,196
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,237,306
1,250,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	1,169,663
935,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	839,892
750,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021	748,342
2,253,000	CO Regency Metropolitan District[3]	5.750		12/01/2036	1,742,155
1,750,000	CO Serenity Ridge Metropolitan District No. 2[3]	7.500		12/01/2034	841,837
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	323,300
1,720,000	CO Sorrell Ranch Metropolitan District[2]	6.750		12/15/2036	971,370
5,027,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	4,625,242
1,280,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,033,651
8,000,000	CO Talon Pointe Metropolitan District[2]	8.000		12/01/2039	1,199,200
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	320,295
687,000	CO Traditions Metropolitan District No. 2[1]	5.750		12/01/2036	612,687
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[11]	12/15/2037	4,268,617
2,500,000	CO Wheatlands Metropolitan District[1]	6.125		12/01/2035	2,017,250
500,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025	440,350
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,935,800
892,000	CO Wyndham Hill Metropolitan District[1]	6.375		12/01/2035	783,167
500,000	CO Wyndham Hill Metropolitan District[1]	6.250		12/01/2025	457,255
17,610,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	11,397,544
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	34,780,416
52,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	48,829,736
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000		12/01/2030	979,032
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375		12/01/2035	1,740,834
675,000	Eagle County, CO Airport Terminal Corp.[1]	5.250		05/01/2020	692,793
500,000	Harvest Junction, CO Metropolitan District	5.000		12/01/2030	495,195
500,000	Harvest Junction, CO Metropolitan District	5.375		12/01/2037	497,965
200,000	Harvest Junction, CO Metropolitan District	5.200		12/01/2032	200,196
745,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	778,719

26     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$ 685,000	Tallyns Reach CO Metropolitan District No. 3	5.125%		11/01/2038	$626,261
295,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	273,940
5,522,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	4,718,483
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[11]	12/15/2041	7,691,939
					243,366,167
Connecticut—0.1%
470,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	181,232
9,996,490	Mashantucket Western Pequot Tribe CT	4.000		07/01/2031	6,916,471
					7,097,703
Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,133,808
6,806,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	4,993,154
					6,126,962
District of Columbia—2.5%
10,000,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	10,961,800
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	28,035,011
1,400,000	District of Columbia (Kipp Charter School)	6.000		07/01/2048	1,470,966
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,210,900
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,052,600
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,257,152
50,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	49,746
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	32,513,986
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[4]	06/15/2055	9,547,219
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[4]	06/15/2055	6,340,550
38,630,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[11]	10/01/2044	31,233,128
					130,673,058
Florida—11.8%
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	152,043

27     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$ 750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000%	10/01/2032	$844,965
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000	10/01/2042	1,111,670
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000	10/01/2046	1,109,420
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875	11/15/2042	7,138,480
5,280,000	Amelia Concourse, FL Community Devel. District[2]	5.750	05/01/2038	2,020,339
150,000	Arborwood, FL Community Devel. District (Centex Homes)[1,6]	5.250	05/01/2016	145,149
13,820,000	Arlington Ridge, FL Community Devel. District[3]	5.500	05/01/2036	5,403,482
755,000	Avignon Villages, FL Community Devel. District[2]	5.400	05/01/2037	150,237
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300	05/01/2014	207,945
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500	02/01/2030	11,928,845
225,000	Bayshore, FL Hsg. Corp.[2]	8.000	12/01/2016	63,909
3,730,000	Baywinds, FL Community Devel. District[6]	7.020	05/01/2022	2,657,737
9,845,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	4,980,487
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000	10/01/2042	6,575,041
8,010,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	7,942,796
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	9,787,800
3,715,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	3,049,978
305,000	Broward County, FL HFA (Single Family)	5.000	10/01/2039	305,793
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,572,618
740,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	547,815
25,480,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,801,991
8,695,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	5,164,830
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	9,973,688
16,095,000	Concord Stations, FL Community Devel. District[1]	5.300	05/01/2035	13,168,285

28     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$ 3,230,000	Creekside, FL Community Devel. District[2]	5.200%	05/01/2038	$2,026,502
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	533,890
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,115,599
8,900,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	6,285,803
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	54,999
75,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	75,206
1,300,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,277,250
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	3,830,135
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,794,403
2,315,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,122,670
900,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	796,581
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	5,029
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,139,360
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	5,480
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	1,757,463
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	7,125,375
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000	07/15/2032	3,829,462
1,750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	1,773,047
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	20,143
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,035
4,800,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,348,624
25,000	FL HFC (Westwood Apartments)[1]	5.400	02/01/2039	25,009
3,400,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,510,356
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	720,570
1,415,000	FL Parker Road Community Devel. District[3]	5.600	05/01/2038	650,758
1,470,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	1,192,126
2,468,132	Forest Creek, FL Community Devel. District	5.450	05/01/2036	2,111,610

29     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$ 1,395,000	Forest Creek, FL Community Devel. District[1]	5.450%	05/01/2036	$1,320,939
7,905,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	7,479,237
3,215,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	3,039,139
1,945,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,962,291
10,550,000	Heritage Bay, FL Community Devel. District[1]	5.500	05/01/2036	10,386,686
16,815,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	15,282,481
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100	11/01/2013	744,709
3,480,000	Heritage Plantation, FL Community Devel. District[3]	5.400	05/01/2037	1,356,852
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	362,802
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,441,100
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,095,485
4,835,000	Highlands, FL Community Devel. District[2]	5.550	05/01/2036	3,431,013
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	2,000,880
6,900,000	Hillsborough County, FL IDA (Senior Care Group)	6.700	07/01/2021	3,719,100
6,035,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	3,252,865
10,930,000	Indigo, FL Community Devel. District[3]	5.750	05/01/2036	5,323,238
1,070,000	Keys Cove, FL Community Devel. District[1]	5.875	05/01/2035	1,111,398
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250	05/01/2013	870,400
1,425,000	Lakeside Landings, FL Devel. District[2]	5.500	05/01/2038	620,160
8,530,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	6,329,345
16,050,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	12,710,476
4,030,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,846,026
900,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	878,904
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	95,970
1,275,000	Liberty County, FL Revenue (Twin Oaks)[2]	8.250	07/01/2028	957,028

30     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$ 1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000%	07/01/2025	$1,092,739
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	1,845,662
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600	05/01/2014	1,720,650
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350	05/01/2037	1,532,680
2,800,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,636,060
210,000	Miami-Dade County, FL Aviation[1]	5.125	10/01/2035	210,057
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	52,682,500
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	10,570,500
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	10,683,600
17,840,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	17,709,590
1,940,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	1,929,796
12,430,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2014	5,102,639
5,525,000	Montecito, FL Community Devel. District[3]	5.500	05/01/2037	2,271,659
620,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	398,846
7,385,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	6,772,340
10,590,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	9,808,246
5,305,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	2,630,166
6,320,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	3,137,311
2,005,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[1,6]	5.375	05/01/2014	2,006,223
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	690,465
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,003
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	1,125,000
13,095,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	8,340,336
2,600,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,466,412
6,280,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	6,291,241
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2013	726,513

31     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$ 1,565,000	Palm River, FL Community Devel. District[2]	5.375%	05/01/2036	$615,546
1,495,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,227,814
5,995,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,791,204
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,309,153
4,605,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	3,831,498
25,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200	03/01/2037	25,045
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,662,910
1,400,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350	07/01/2027	1,224,216
10,100,000	Portico, FL Community Devel. District	5.450	05/01/2037	6,685,291
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	1,176,217
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600	05/01/2036	1,714,989
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	765,187
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200	05/01/2017	391,080
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	965,301
2,805,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	2,510,391
445,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	343,687
7,200,000	Reunion East, FL Community Devel. District[3]	5.800	05/01/2036	5,004,720
3,070,000	Reunion East, FL Community Devel. District[3]	7.375	05/01/2033	2,133,957
6,930,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	7,030,693
4,910,000	Ridgewood Trails, FL Community Devel. District[3]	5.650	05/01/2038	2,347,864
8,635,000	River Bend, FL Community Devel. District	5.450	05/01/2035	6,676,755
5,150,000	River Bend, FL Community Devel. District[2]	7.125	11/01/2015	655,595
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450	05/01/2038	3,091,933
7,820,000	Rolling Hills, FL Community Devel. District[3]	5.450	05/01/2037	3,046,516
2,510,000	Rolling Hills, FL Community Devel. District[3,6]	5.125	11/01/2013	977,093
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	130,000

32     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$ 1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500%		07/01/2040	$1,939,665
4,265,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	4,120,417
14,600,000	South Bay, FL Community Devel. District[2]	5.375		05/01/2014	3,102,646
16,775,000	South Bay, FL Community Devel. District[2]	5.950		05/01/2036	6,446,465
7,150,000	South Bay, FL Community Devel. District[2]	5.125		11/01/2009	2,745,671
4,000,000	South Fork East, FL Community Devel. District	0.000	[11]	05/01/2038	2,673,120
10,560,000	South Fork East, FL Community Devel. District[1]	5.350		05/01/2036	8,718,230
1,030,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150		05/01/2033	1,031,597
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[2]	5.375		01/01/2040	1,348,190
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,650,815
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,648,470
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041	772,210
3,120,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034	3,119,376
1,360,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	1,380,590
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,012,500
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375		05/01/2037	4,628,549
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000		05/01/2015	4,065,345
2,630,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	1,996,486
4,950,000	Treeline, FL Preservation Community Devel. District[3]	6.800		05/01/2039	1,986,881
665,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037	546,703
1,290,000	Two Creeks, FL Community Devel. District	5.250		05/01/2037	1,028,749
9,840,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	7,056,559
7,250,000	Verano Center, FL Community Devel. District[1]	5.375		05/01/2037	5,085,947
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550		05/01/2039	561,660
1,955,000	Villages of Westport, FL Community Devel. District[3,10]	5.400		05/01/2020	977,500

33     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$ 8,340,000	Villages of Westport, FL Community Devel. District[3,10]	5.700%		05/01/2035	$4,170,000
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125		05/01/2049	1,286,021
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500		05/01/2037	981,382
3,500,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	3,144,505
2,265,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375		05/01/2039	1,467,267
3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125		10/01/2025	222,630
141,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	130,522
8,930,000	Waters Edge, FL Community Devel. District	0.000	[11]	05/01/2039	5,535,082
14,800,000	Waterstone, FL Community Devel. District[2]	5.500		05/01/2018	5,852,364
2,300,000	West Villages, FL Improvement District[2]	5.350		05/01/2015	1,763,916
20,600,000	West Villages, FL Improvement District[3]	5.500		05/01/2038	12,236,400
18,550,000	West Villages, FL Improvement District[2]	5.800		05/01/2036	11,018,700
14,925,000	Westridge, FL Community Devel. District[2]	5.800		05/01/2037	5,603,591
11,210,000	Westside, FL Community Devel. District[3]	5.650		05/01/2037	4,581,975
17,340,000	Westside, FL Community Devel. District[2]	7.200		05/01/2038	7,126,567
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400		05/01/2015	2,258,722
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500		05/01/2038	1,322,355
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250		05/01/2014	1,502,930
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625		05/01/2037	1,047,265
					625,263,776
Georgia—1.5%
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2029	25,034
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2027	60,089
910,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2014	855,427
745,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	871,352
4,200,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	4,912,320
405,000	East Point, GA (Camp Creek), Series B1	8.000		02/01/2026	405,543

34     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Georgia (Continued)
$ 1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.000%	11/01/2032	$1,240,924
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.250	11/01/2043	9,380,813
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	5.750	11/01/2025	1,341,754
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	34,102,535
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250	06/15/2037	14,527,816
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	814,770
2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2029	2,440,370
24,150,000	Irwin County, GA COP[2]	8.000	08/01/2037	6,653,567
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000	06/15/2039	2,009,000
				79,641,314
Hawaii—0.3%
3,535,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.875	07/01/2043	3,584,172
930,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.250	07/01/2027	939,161
1,585,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.625	07/01/2033	1,608,981
400,000	HI Dept. of Transportation (Continental Airlines)	5.625	11/15/2027	391,524
5,340,000	HI Dept. of Transportation (Continental Airlines)	7.000	06/01/2020	5,343,685
2,775,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300	07/01/2022	2,776,887
25,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375	07/01/2032	25,003
				14,669,413
Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350	01/01/2025	5,025
1,700,000	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,739,372
				1,744,397

35     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Illinois—6.6%
$ 800,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625%		01/01/2018	$727,376
3,800,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[1]	6.600		01/01/2035	3,345,406
10,000,000	Bridgeview, IL GO1	5.000		12/01/2042	9,508,900
30,685,000	Caseyville, IL Tax (Forest Lakes)[3]	7.000		12/30/2022	1,386,962
32,500,000	Chicago, IL GO5	5.250		01/01/2033	32,847,750
650,000	Chicago, IL Midway Airport, Series A1	5.125		01/01/2035	649,961
65,000	Chicago, IL Midway Airport, Series B1	5.625		01/01/2029	65,220
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125		02/20/2042	35,037
10,032,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500		03/01/2017	3,008,597
1,060,000	Country Club Hills, IL GO1	5.000		12/01/2029	1,060,477
965,000	Country Club Hills, IL GO1	5.000		12/01/2027	967,104
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,408,752
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,120,112
1,010,000	Country Club Hills, IL GO1	5.000		12/01/2028	1,011,505
915,000	Country Club Hills, IL GO1	5.000		12/01/2026	917,306
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,174,236
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[4]	10/01/2031	75,462
661,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	514,919
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	979,650
1,585,000	Franklin Park, IL GO1	6.250		07/01/2030	1,765,072
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375		03/01/2016	1,292,025
6,165,000	Harvey, IL GO	5.500		12/01/2027	4,877,686
2,500,000	Harvey, IL GO	5.625		12/01/2032	1,911,975
10,775,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	10,094,236
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	42,634,614
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	11,389,950
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500		04/01/2044	21,870,600
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375		04/01/2044	709,283
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	2,929,623

36     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$ 145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)[1]	4.625%	07/01/2027	$107,652
5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[5]	5.375	11/01/2039	5,199,850
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	13,471,750
5,735,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	4,877,847
1,500,000	IL Finance Authority (Franciscan Communities)	5.250	05/15/2047	1,226,640
1,800,000	IL Finance Authority (Franciscan Communities)	5.125	05/15/2043	1,465,524
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	2,185,807
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	1,829,314
1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,016,370
3,000,000	IL Finance Authority (LH&S/LH&SFTA/LHFTA Obligated Group)	5.625	05/15/2042	2,757,870
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,374,060
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	851,853
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000	08/15/2024	3,061,101
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	3,291,179
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	25,626,930
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	1,291,116
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	11,335,590
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,004,152
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,563,420
2,850,000	IL Finance Authority (Uno Charter School Network)[1]	7.125	10/01/2041	3,172,506
8,700,000	IL Health Facilities Authority[3]	6.900	11/15/2033	5,894,250
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125	03/01/2037	3,472,325

37     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$ 13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125%	01/01/2036	$7,738,681
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	587,109
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125	03/01/2040	796,320
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750	03/01/2022	567,911
3,500,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	2,319,800
4,595,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	3,901,752
5,895,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	4,513,860
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	152
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,212,950
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,131,720
14,080,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	11,347,354
5,455,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	4,291,230
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	10,640,592
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500	12/01/2032	12,116,865
7,960,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	6,853,560
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	2,923,511
3,075,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	2,992,405
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	5,048,725
2,000,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	1,953,760
6,390,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	6,214,914
				350,510,073
Indiana—1.5%
960,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000	12/01/2045	972,893

38     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Indiana (Continued)
$ 1,145,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	9.000%		12/01/2045	$1,154,000
14,500,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio- Energy)	7.500		09/01/2019	10,981,720
4,300,000	Carmel, IN Redevel. District COP[1]	6.500		07/15/2035	4,415,713
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	5.500		09/01/2028	1,418,448
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375		08/01/2029	5,806,509
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200		10/15/2025	—
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750		08/15/2035	1,015,160
600,000	Hammond, IN Local Public Improvement District[1]	6.500		08/15/2030	608,412
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500		11/15/2031	1,731,615
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750		11/15/2041	2,965,739
11,505,000	IN Finance Authority (Marian University)[1]	6.375		09/15/2041	11,712,090
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000		07/01/2039	1,052,557
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)[2]	5.625		04/01/2049	6
9,104,030	North Manchester, IN Economic Devel. (Peabody Retirement Community)	5.130	[7]	12/01/2045	7,201,925
7,839,582	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2]	1.000		12/01/2045	78
6,655,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500		07/01/2022	6,788,300
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550		05/15/2019	230,193
4,735,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2024	2,791,046
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000		07/01/2020	3,510,405
18,815,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250		07/01/2020	14,333,831
					78,690,640
Iowa—1.3%
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875		12/01/2036	5,085,508

39 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$ 2,190,000	IA Finance Authority (Amity Fellowserve)	6.500%		10/01/2036	$2,169,261
715,000	IA Finance Authority (Amity Fellowserve)[1]	6.000		10/01/2028	699,263
190,000	IA Finance Authority (Amity Fellowserve)	5.900		10/01/2016	197,701
940,000	IA Finance Authority (Amity Fellowserve)	6.375		10/01/2026	950,274
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900		12/01/2028	515,852
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[1]	5.550		11/01/2041	917,030
1,075,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375		06/01/2025	887,445
360,990,000	IA Tobacco Settlement Authority	7.125	[4]	06/01/2046	8,710,689
34,000,000	IA Tobacco Settlement Authority	5.500		06/01/2042	26,331,300
30,000,000	IA Tobacco Settlement Authority (TASC)	5.625		06/01/2046	23,337,900
					69,802,223
Kansas—0.1%
780,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950		10/15/2035	750,313
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)[1]	6.000		11/15/2038	14,770
4,053,756	Olathe, KS Tax Increment (Gateway)[3]	5.000		03/01/2026	2,073,699
					2,838,782
Kentucky—0.4%
2,240,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750		03/01/2029	2,200,419
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375		08/15/2024	15,543,360
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,068,940
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,329,263
					20,141,982
Louisiana—0.6%
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600		11/01/2022	20,006
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150		10/01/2014	275,760
3,390,000	LA CDA (Eunice Student Hsg. Foundation)	7.375		09/01/2033	2,877,398
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,557,117
830,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000		04/20/2028	777,818

40     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$ 380,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000%		06/20/2028	$246,909
9,400,000	LA Public Facilities Authority (Impala Warehousing)	6.500		07/01/2036	8,776,122
555,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2020	546,237
5,350,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2028	4,876,900
7,400,000	Lakeshore Villages, LA Master Community Devel. District[3]	5.250		07/01/2017	2,919,300
60,000	New Orleans, LA Sewage Service[1]	5.400		06/01/2017	60,182
					32,933,749
Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,100,800
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,812,432
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,296,766
					19,209,998
Maryland—0.1%
6,636,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500		07/01/2036	5,944,263
600,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300		01/01/2037	558,462
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250		01/01/2037	816,367
					7,319,092
Massachusetts—1.9%
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	2,630,579
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,085,082
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	667,176
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[4]	11/15/2056	7,187
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	4,839,477
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	229,033
236,453	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[4]	02/15/2043	23,645
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.007	[4]	02/15/2043	4
366,872	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	282,213
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	828,470

41     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$ 15,150,000	MA Educational Financing Authority, Series H5	6.350%	01/01/2030	$16,243,185
25,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	24,702
31,410,000	MA HFA, Series A5	5.250	07/01/2025	31,439,906
9,980,000	MA HFA, Series A5	5.300	06/01/2049	10,063,963
17,790,000	MA HFA, Series C5	5.350	12/01/2042	17,997,965
8,015,000	MA HFA, Series C5	5.400	12/01/2049	8,061,926
50,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	47,266
				100,471,779
Michigan—3.0%
2,900,000	Detroit, MI City School District	5.000	05/01/2028	3,034,415
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	10,786,295
1,720,000	Detroit, MI City School District	5.000	05/01/2031	1,763,705
100,000	Detroit, MI GO	5.000	04/01/2014	99,137
100,000	Detroit, MI GO	5.250	04/01/2023	67,520
1,000,000	Detroit, MI GO	5.250	04/01/2020	730,010
250,000	Detroit, MI GO1	5.250	11/01/2035	247,263
40,000	Detroit, MI GO	5.375	04/01/2015	39,498
2,210,000	Detroit, MI GO	5.250	04/01/2021	1,613,565
1,330,000	Detroit, MI GO	5.250	04/01/2022	1,110,630
2,260,000	Detroit, MI GO	5.250	04/01/2020	1,978,607
350,000	Detroit, MI GO	5.250	04/01/2017	321,577
5,850,000	Detroit, MI GO	5.000	04/01/2021	5,003,856
2,715,000	Detroit, MI Local Devel. Finance Authority	6.700	05/01/2021	2,605,015
1,725,000	Detroit, MI Local Devel. Finance Authority	6.850	05/01/2021	1,650,842
345,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375	05/01/2018	328,540
100,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	91,895
80,000	Detroit, MI Water Supply System	5.000	07/01/2034	73,516
705,000	East Lansing, MI Economic Corp. (Burcham Hills)[1]	5.250	07/01/2037	645,526
500,000	Kalamazoo, MI EDC (Heritage Community)	5.500	05/15/2036	431,520
435,000	Macomb, MI Public Academy[1]	6.750	05/01/2037	396,846
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	1,266,874
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,301,286
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000	08/01/2035	13,418,435
2,590,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000	07/15/2037	2,582,852
840,000	MI Public Educational Facilities Authority (American Montessori)	6.500	12/01/2037	776,941
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,245,790

42     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$ 1,323,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875%		08/31/2028	$1,271,856
3,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	2,990,624
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[4]	06/01/2058	14,420,729
429,990,000	MI Tobacco Settlement Finance Authority	7.294	[4]	06/01/2052	5,284,577
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,415,879
1,500,000	Star International Academy, MI (Public School Academy)	5.000		03/01/2033	1,368,975
10,000,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2034	10,057,629
52,930,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2029	54,471,375
14,025,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	13,262,320
					158,155,920
Minnesota—0.9%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	2,226,930
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,163,111
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,256,063
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	976,410
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,386,498
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	10,661,056
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	634,910
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	4,218,547
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500		02/01/2022	481,535
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700		02/01/2029	871,220
2,100,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.450		07/01/2041	1,846,026
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125		10/20/2047	499,935
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)	6.625		12/01/2039	3,351,682

43     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$ 790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625%		02/01/2031	$768,528
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375		08/01/2021	844,542
1,615,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000		09/15/2037	1,565,936
1,770,920	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630		10/01/2033	1,734,740
2,896,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250		03/01/2029	2,908,858
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000		09/01/2036	649,162
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750		09/01/2026	401,832
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500		09/01/2043	2,116,474
705,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000		03/01/2030	702,800
498,132	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000		12/01/2027	117,255
880,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[6]	6.000		02/01/2019	787,266
					48,171,316
Mississippi—0.3%
200,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400		04/01/2039	200,216
2,540,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	2,734,767
30,000	MS Business Finance Corp. (Gulf Power Company)[1]	6.000	[7]	02/01/2026	30,140
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)	8.000		01/01/2023	3,468,411
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375		10/01/2028	1,838,766
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250		10/01/2027	1,457,552
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500		10/01/2042	3,940,041
					13,669,893
Missouri—1.5%
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625		03/01/2025	384,520
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500		03/01/2020	252,950

44     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$ 730,000	Branson Hills, MO Infrastructure Facilities	5.500%	04/01/2022	$415,458
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	361,220
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	339,500
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	403,342
4,900,000	Branson, MO Commerce Park Community Improvement District[3]	5.750	06/01/2026	1,764,000
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	12,754,040
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,342,262
1,335,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,297,740
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,164,782
22,700,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	21,889,156
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	443,688
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	939,862
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,125,139
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,231,913
500,000	Kansas City, MO IDA (Plaza Library)[1]	5.900	03/01/2024	500,390
1,257,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,138,352
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,407,084
1,400,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,403,066
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	682,297
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000	05/01/2042	2,582,412
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,274,681
3,825,000	MO Dardenne Town Square Transportation Devel. District[3]	5.000	05/01/2036	1,444,052
3,020,000	MO Dardenne Town Square Transportation Devel. District[3]	5.000	05/01/2026	1,449,630

45     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$ 2,405,000	MO Enright Arlington Community Improvement District[2]	5.400%	03/01/2026	$1,587,060
1,485,000	MO Good Shepard Nursing Home District[1]	5.900	08/15/2023	1,442,321
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	328,472
230,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	209,399
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	85,900
734,000	Northwoods, MO Transportation Devel. District[6]	5.850	02/01/2031	613,771
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)	8.000	04/27/2033	1,982,636
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	1,411,329
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,195,280
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000	08/21/2026	959,380
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300	04/01/2027	1,334,416
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	1,972,184
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	931,549
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	632,945
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700	04/01/2022	922,280
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750	04/01/2027	482,157
1,425,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500	10/01/2029	1,485,306
				78,567,921
Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	09/01/2031	4,701,351
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125	05/15/2036	1,651,469
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000	05/15/2025	1,138,162
				7,490,982
Nebraska—0.8%
1,000,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625	12/01/2021	955,840

46     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Nebraska (Continued)
$20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750%	11/01/2048	$21,685,151
1,250,000	Mead Village, NE Tax Increment (Mead Biofuels)[2]	5.750	01/01/2022	374,038
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600	09/15/2029	1,967,040
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750	10/01/2020	7,259,419
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[2]	7.000	12/01/2026	8,122,025
				40,363,513
Nevada—0.1%
770,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	587,972
1,000,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	836,670
120,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400	08/01/2020	108,656
445,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,6]	5.500	08/01/2025	363,521
1,725,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,6]	6.150	08/01/2037	1,564,471
				3,461,290
New Hampshire—0.1%
1,780,000	NH Business Finance Authority (Air Cargo at Pease)[3]	6.750	04/01/2024	910,061
1,465,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,521,739
4,620,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	3,887,268
515,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	417,948
				6,737,016
New Jersey—6.8%
16,920,000	NJ EDA (Continental Airlines)	7.200	11/15/2030	16,921,354
25,955,000	NJ EDA (Continental Airlines)	7.000	11/15/2030	25,956,038
200,000	NJ EDA (Continental Airlines)	4.875	09/15/2019	197,486
865,164	NJ EDA (Empowerment Zone- Cumberland)[2]	7.750	03/01/2021	9
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	7,875,222
7,490,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	7,859,482

47     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$ 7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000%		05/01/2044	$7,875,222
11,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	10,905,180
1,040,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	1,042,974
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,449,240
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000		06/01/2029	78,994,393
8,000,000	NJ Tobacco Settlement Financing Corp.	4.625		06/01/2026	6,942,880
149,120,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	110,241,434
104,055,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	77,025,673
260,000	Weehawken Township, NJ GO1	6.000		08/01/2024	273,322
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	228,652
260,000	Weehawken Township, NJ GO1	6.000		08/01/2023	275,683
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	225,322
235,000	Weehawken Township, NJ GO1	6.000		08/01/2025	245,060
					361,534,626
New Mexico—0.2%
182,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	182,111
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	406,190
775,000	Mariposa East, NM Public Improvement District[2]	5.500		09/01/2016	637,895
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	886,121
2,750,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)	5.500		07/01/2042	2,243,945
146,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750		12/01/2020	145,999
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,840,800
4,560,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,429,447
1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875		08/01/2033	1,001,520
					11,774,028
New York—8.2%
3,000,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2035	450,120
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[7]	11/01/2046	10,185,700

48     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 14,980,000	Brookhaven, NY IDA (BK at Lake Grove)[1,6]	7.750	%7	11/01/2046	$15,258,179
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)[1,6]	7.750	[7]	11/01/2046	15,314,699
1,680,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	1,322,462
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[4]	06/01/2055	143,724
1,000,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	752,320
5,705,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	5,729,246
1,500,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[7]	11/01/2045	1,529,715
9,345,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	8,288,267
14,060,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	12,470,095
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,074,010
1,000,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	549,700
2,800,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	1,539,160
2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	1,480,220
500,000,000	NY Counties Tobacco Trust V	7.836	[4]	06/01/2060	1,855,000
412,100,000	NY Counties Tobacco Trust V	7.151	[4]	06/01/2060	1,578,343
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,8]	5.125		01/15/2044	38,692,950
485,000	NY MTA, Series D	5.250		11/15/2027	541,173
900,000	NY MTA, Series D	5.250		11/15/2030	989,946
560,000	NY MTA, Series D	5.250		11/15/2028	624,131
900,000	NY MTA, Series D	5.250		11/15/2032	977,787
900,000	NY MTA, Series D	5.250		11/15/2029	996,093
900,000	NY MTA, Series D	5.250		11/15/2031	984,609
900,000	NY MTA, Series D	5.250		11/15/2033	974,772
1,500,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	1,138,335
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.316	[9]	04/01/2036	9,177,481
44,500,000	NYC IDA (American Airlines)[1]	7.750		08/01/2031	48,874,795
2,995,000	NYC IDA (American Airlines)[1]	8.500		08/01/2028	3,201,625
14,200,000	NYC IDA (American Airlines)[1]	8.000		08/01/2028	15,596,002
59,000,000	NYC IDA (American Airlines)[1]	7.625		08/01/2025	64,801,470
19,550,000	NYC IDA (British Airways)[1]	7.625		12/01/2032	19,645,013
5,500,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	4,535,355
5,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	3,926,019

49     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$ 8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200%		10/01/2022	$7,995,781
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,484,312
21,400,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	22,031,086
75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	77,540
26,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	28,897,223
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	200,928
3,200,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,084,704
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	6,797,720
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000	[7]	11/01/2043	7,837,601
7,530,000	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	7,837,601
7,530,000	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	7,837,601
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,037,404
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,137,756
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	8,993,156
2,000,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	1,546,720
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,550,730
					433,546,379
North Carolina—0.5%
12,005,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750		02/01/2028	12,016,525
4,380,000	Gaston, NC IFPCFA (National Gypsum)	5.750		08/01/2035	3,932,452
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	1,535,460
4,725,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2041	5,025,368
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,777,578
					24,287,383
North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[1]	7.125		08/01/2022	994,670

50     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
North Dakota (Continued)
$ 45,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000%		11/01/2015	$44,199
2,590,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,399,376
					3,438,245
Ohio—9.5%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	10,218,148
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	15,720,197
44,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	38,015,020
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250		06/01/2037	63,148,884
2,347,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	[4]	06/01/2052	23,610,820
20,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	15,573,600
38,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	32,138,949
173,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	138,356,154
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	10,254,901
30,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	24,352,676
1,280,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[3]	6.500		09/01/2030	1,017,088
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	5,656,064
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,454,455
5,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	5,000
4,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250		05/01/2038	3,958,965
400,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	394,568
9,840,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS- Cuyahoga/Canton Obligated Group)[1]	7.500		01/01/2030	9,838,622
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	34,411,000
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	7,385,325
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,591,709

51     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$ 629,413	Hickory Chase, OH Community Authority Infrastructure Improvement	7.000%	12/01/2038	$503,531
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750	08/15/2038	130,670
620,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	558,285
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750	11/15/2023	11,558,600
9,840,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[6]	8.500	02/01/2020	10,476,058
10,115,000	OH Air Quality Devel. Authority (Marion Ethanol)[6]	8.500	02/01/2020	9,150,535
7,560,000	OH Higher Education Facility Commission (Ashland University)	6.250	09/01/2024	6,685,686
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[10]	7.250	08/01/2034	11,347,133
14,000,000	OH Solid Waste Disposal (General Motors Corp.)[2]	6.300	12/01/2032	140
1,815,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.300	02/15/2024	1,555,836
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400	02/15/2034	1,967,775
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750	12/01/2032	3,865,890
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	976,620
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,421,318
				502,300,222
Oklahoma—0.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[1]	5.750	11/01/2022	1,712,461
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,332,810
4,905,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	4,493,274
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	100,182
				7,638,727

52     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Oregon—0.1%
$ 5,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600%	11/01/2015	$5,015
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	817,244
15,000	OR GO (Elderly & Disabled Hsg.)[1]	5.300	08/01/2032	15,009
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)	6.000	05/15/2042	1,311,674
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)	6.000	05/15/2047	1,308,840
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000	01/01/2021	362,578
				3,820,360
Pennsylvania—0.9%
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	504,090
1,295,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	1,284,873
9,138,655	Northampton County, PA IDA (Northampton Generating)[1,12]	5.000	12/31/2023	7,748,300
118,040	Northampton County, PA IDA (Northampton Generating)	5.000	12/31/2023	1
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500	07/01/2015	2,461,331
1,500,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	1,499,805
11,500,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	11,940,105
4,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	4,243,480
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	1,344,435
1,165,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2022	1,157,987
4,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2032	3,630,000
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2042	4,489,800
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	2,924,483
5,945,000	York, PA GO1	7.250	11/15/2041	6,511,499
				49,740,189
Rhode Island—1.7%
44,240,000	Central Falls, RI Detention Facility	7.250	07/15/2035	33,470,657

53     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Rhode Island (Continued)
$ 45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[1]	5.500%		07/01/2018	$45,011
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[1]	5.500		07/01/2028	17,990
10,615,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	10,697,915
18,225,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	17,933,035
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[4]	06/01/2052	450,578
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[4]	06/01/2052	313,051
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,602,952
					88,531,189
South Carolina—0.5%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	1,406,199
6,853,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	5,925,652
800,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.250		10/01/2026	719,296
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.300		10/01/2035	1,668,160
15,605,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	13,664,830
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[4]	01/01/2020	1,606,296
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[4]	01/01/2026	29,752
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[4]	01/01/2024	1,423,240
1,150,000	SC Jobs-EDA (Lutheran Homes of South Carolina)	5.125		05/01/2048	968,277
650,000	SC Jobs-EDA (Lutheran Homes of South Carolina)	5.000		05/01/2043	546,754
					27,958,456
South Dakota—0.0%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500		05/01/2019	886,920
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,284,039
					2,170,959

54     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Tennessee—0.4%
$ 1,760,000	Johnson City, TN H&EFB (Mountain States Health Alliance)[1]	5.500%		07/01/2036	$1,806,693
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750	[7]	04/01/2042	3,556,000
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[3]	6.125		12/01/2016	204,618
545,000	Shelby County, TN HE&HF (Lapaloma Apartments)	7.750		12/01/2029	499,536
6,575,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	6,084,308
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	7,859,610
					20,010,765
Texas—10.5%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	216,120
1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750		11/20/2031	145,533
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400		05/01/2029	371,250
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	314,050
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000		03/01/2041	929,588
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		03/01/2032	275,000
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		04/01/2033	718,300
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300	[7]	07/01/2032	64,488
16,105,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000		11/01/2039	17,595,357
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	764,543
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250		02/15/2036	1,992,224
22,750,000	Donna, TX GO1	6.250		02/15/2037	20,630,837
10,000,000	Grand Parkway, TX Transportation Corp.[5]	5.000		04/01/2053	10,125,600
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000		12/01/2036	101,036
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000		08/15/2028	3,372,673

55     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000%	04/01/2028	$20,018
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750	11/01/2036	2,742,795
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	2,000,140
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,520,070
100,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.000	07/01/2029	100,004
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,143,252
7,980,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,819,363
18,755,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	18,756,125
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,306,304
555,000	Houston, TX Airport System[1]	5.000	07/01/2026	594,721
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,184,880
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	907,144
750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	770,340
500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	515,775
10,000,000	La Vernia, TX Higher Education Finance Corp.[1]	7.125	02/15/2038	11,242,600
6,110,000	Maverick County, TX GO COP	8.750	03/01/2034	5,770,712
1,800,000	Maverick County, TX GO COP	8.750	03/01/2034	1,700,046
550,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125	11/15/2026	541,447
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	1,941,635
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	785,754
8,605,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.500	08/15/2041	9,245,040
3,855,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.250	08/15/2031	4,122,190
690,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	730,758

56     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$ 1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000%		08/15/2042	$1,638,248
1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150	[7]	01/01/2043	1,549,888
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750		08/15/2039	40,776,280
5,920,000	North TX Tollway Authority[5]	5.750		01/01/2048	6,539,114
16,000,000	North TX Tollway Authority[5]	5.750		01/01/2048	17,673,280
2,100,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150		01/01/2043	2,053,821
2,499,835	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430		12/01/2039	2,757,018
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450	[7]	06/01/2021	49,500
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	112,750
10,000,000	San Jacinto, TX Community College District[5]	5.125		02/15/2038	10,921,400
27,085,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[1]	7.500		07/01/2038	26,073,104
5,110,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850		12/01/2028	3,114,647
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250		11/15/2029	39,056,820
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750		11/15/2024	16,082,220
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750		11/15/2037	3,737,039
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000		12/01/2033	13,915,395
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125		01/01/2046	27,548,672
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650		11/15/2035	1,542,784
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	68,613
20,200,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750		10/01/2037	20,932,856
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000		03/01/2032	4,935,136

57     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$ 34,600,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500%	11/01/2029	$20,744,776
117,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	139,116,874
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	1,541,872
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	518,147
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	150,746
2,103,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,082,075
81,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	80,194
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,264,910
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,177,569
				555,833,460
Utah—0.4%
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250	07/15/2042	3,423,209
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,575,158
1,000,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	958,240
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	7,141,269
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300	07/15/2032	745,605
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550	07/15/2042	1,623,436
1,565,000	UT HFA (RHA Community Service of Utah)[1]	6.875	07/01/2027	1,565,516
1,315,000	Utah County, UT Charter School (Lincoln Academy)[1]	5.875	06/15/2037	1,380,803
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	724,333
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	3,574,736
				22,712,305

58     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Vermont—0.1%
$ 315,000	Burlington, VT Electric[1]	5.625%		07/01/2030	$339,283
280,000	Burlington, VT Electric[1]	5.500		07/01/2029	300,857
460,000	Burlington, VT Electric[1]	5.750		07/01/2031	496,050
1,553,791	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779		04/01/2019	1,503,681
					2,639,871
Virginia—1.1%
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment[3]	6.750		03/01/2034	1,208,606
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125		03/01/2036	7,403,396
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800		03/01/2036	1,659,906
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.450		03/01/2036	4,763,116
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority[3]	6.050		03/01/2027	1,670,400
3,000,000	New Port, VA CDA	5.600		09/01/2036	1,848,630
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,714,764
410,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125		01/01/2035	404,859
21,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	22,192,535
20,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)[1]	5.125		01/01/2026	15,843
5,100,000	VA Celebrate South CDA Special Assessment[2]	6.250		03/01/2037	2,908,581
3,331,000	VA H2O Community Devel. Authority	5.200		09/01/2037	1,896,138
253,700,000	VA Tobacco Settlement Authority	7.441	[4]	06/01/2047	5,345,459
6,000,000	VA Tobacco Settlement Financing Corp.	5.200		06/01/2046	4,131,540
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	24
					57,163,797
Washington—1.9%
1,500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.500		12/01/2036	1,496,010
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	725,903
1,000,000	Greater Wenatchee, WA Regional Events Center[1]	5.250		09/01/2032	962,080
2,150,000	Greater Wenatchee, WA Regional Events Center[1]	5.500		09/01/2042	2,080,749

59     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Washington (Continued)
$ 200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600%	03/01/2028	$190,992
10,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700	01/01/2020	10,008
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200	10/01/2031	715,742
110,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100	10/01/2021	111,100
1,605,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500	06/01/2027	1,422,512
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600	06/01/2037	1,960,041
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	48,524
1,975,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000	01/01/2032	1,994,158
2,260,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250	05/01/2037	1,885,608
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100	09/01/2015	99,860
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600	09/01/2025	1,547,114
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750	09/01/2030	1,111,475
4,274,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	4,066,154
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,616,340
12,000,000	Tes Properties, WA5	5.625	12/01/2038	12,764,520
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[5]	6.375	10/01/2036	20,457,628
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	18,060,114
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625	10/01/2038	16,681,050
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	9,370,768
				99,378,450
West Virginia—0.6%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,222,900
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	4,861,755
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[3]	7.000	06/01/2035	21,488,253

60     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
West Virginia—(Continued)
$ 1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000%		06/01/2035	$1,874,040
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500		06/01/2039	3,180,411
					34,627,359
Wisconsin—0.7%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500		03/01/2018	2,293,032
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250		01/01/2017	807,480
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000		01/01/2026	785,050
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,077,340
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	803,663
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,145,592
1,000,000	WI H&EFA (Eastcastle Place)	6.125		12/01/2034	698,010
7,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	7,362,140
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.800		08/01/2029	2,264,009
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[4]	10/01/2042	627,020
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[4]	10/01/2042	20
4,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	4,347,823
3,000,000	WI Public Finance Authority (Roseman University Health Sciences)	5.750		04/01/2042	2,859,270
2,000,000	WI Public Finance Authority (Roseman University Health Sciences)	5.500		04/01/2032	1,919,980
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	693,825
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042	839,271
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	1,323,463
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,330,270
					38,177,258

61     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions—9.5%
$ 2,200,000	Guam Government Department of Education COP (John F. Kennedy High School)	6.875%		12/01/2040	$2,245,584
1,500,000	Guam Government Department of Education COP (John F. Kennedy High School)	6.625		12/01/2030	1,531,770
28,770,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	20,835,234
60,230,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	41,761,675
6,995,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,887,197
11,175,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	7,311,020
12,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	8,889,555
3,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	2,132,010
11,955,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	7,801,953
81,635,000	Puerto Rico Children’s Trust Fund (TASC)	9.228	[4]	05/15/2055	1,998,425
1,965,000	Puerto Rico Commonwealth GO1	2.063		07/01/2019	1,739,398
13,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	9,658,610
2,165,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	1,427,861
3,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	2,228,910
94,305,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	64,446,151
1,500,000	Puerto Rico Commonwealth GO1	5.000		07/01/2041	975,705
4,650,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	3,493,452
11,540,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	8,093,925
5,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	3,307,750
4,500,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,128,445
245,000	Puerto Rico Commonwealth GO1	2.083		07/01/2020	208,468
3,255,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	2,248,326
4,430,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	2,820,492
2,300,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2027	1,455,509
215,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2023	147,297
350,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2021	253,005
6,415,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	4,321,336
6,940,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2019	5,624,107
9,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2022	6,697,530
150,000	Puerto Rico Highway & Transportation Authority[1]	2.084		07/01/2027	81,338

62     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 605,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450%		07/01/2035	$360,870
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	2,962,100
3,000,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,805,040
15,000,000	Puerto Rico Infrastructure Financing Authority	6.140	[4]	07/01/2034	2,907,450
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	446,040
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	3,847,419
12,000,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2022	8,718,720
5,825,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	4,154,973
12,000,000	Puerto Rico Public Buildings Authority[1]	6.125		07/01/2023	8,947,080
40,600,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	26,903,996
5,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	3,442,800
29,410,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	18,437,717
42,575,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	32,465,075
1,495,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000		08/01/2043	1,000,783
20,820,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2042	14,693,090
9,560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250		08/01/2027	7,526,875
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[4]	08/01/2034	1,447,738
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000		08/01/2024	1,334,367
195,530,000	Puerto Rico Sales Tax Financing Corp., Series A	6.119	[4]	08/01/2054	12,680,120
25,900,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	20,564,600
23,205,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	17,168,219
25,175,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250		08/01/2043	17,376,540
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	13,641,480
34,900,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	26,332,399

63     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$ 41,340,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250%	08/01/2041	$28,568,007
1,340,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.375	08/01/2038	947,112
				500,432,648
Total Municipal Bonds and Notes (Cost $7,588,594,145)				6,124,391,792

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[13,14]			235,054
3,177	General Motors Co.[13,14]			114,626
15,021	Motors Liquidation Co. GUC Trust[13,14]			463,398
Total Common Stocks (Cost $54,137)				813,078

Units		Strike Price	Expiration
Rights, Warrants and Certificates—0.0%
2,888	General Motors Co. Wts.[13,14]	$19.690	07/10/2019	54,526
2,888	General Motors Co. Wts.[13,14]	27 .540	07/10/2016	76,965
Total Rights, Warrants and Certificates (Cost $0)				131,491

Principal Amount
Corporate Loans—0.1%
7,000,000	Aspen Power, Sr. Sec. Credit Facilities Bridge Term Loan, 9.00%, 11/16/15[13] (Cost $7,000,000)			7,000,000
Total Investments, at Value (Cost $7,595,648,282)—116.0%				6,132,336,361
Liabilities in Excess of Other Assets—(16.0)				(844,327,979)
Net Assets—100.0%				$5,288,008,382

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See Note 1 of the accompanying Notes.

64     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

7. Represents the current interest rate for a variable or increasing rate security.

8. Restricted security. The aggregate value of restricted securities as of January 31, 2014 was $38,692,950, which represents 0.73% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,405,260	$38,692,950	$1,287,690

9. Represents the current interest rate for the inverse floating rate security. See Note 1 of the accompanying Notes.

10. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable rate at a designated future date.

12. Interest or dividend is paid-in-kind, when applicable.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate of North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAB	Capital Appreciation Bond
CCC	Continuing Care Center
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority

65     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Abbreviations (Continued)

HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
Industrial, Tourist, Educational, Medical and Environmental Community
ITEMECF	Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
LHFTA	Lutheran Home for the Aged
LH&S	Lutheran Home & Services
LH&SFTA	Lutheran Home & Services for the Aged
LIFERS	Long Inverse Floating Exempt Receipts
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

66     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments at value (cost $7,595,648,282) —see accompanying statement of investments	$6,132,336,361

Cash	711,630

Receivables and other assets:
Interest	88,990,484
Investments sold (including $3,739,530 sold on a when-issued or delayed delivery basis)	15,951,601
Shares of beneficial interest sold	7,071,673
Other	1,156,191

Total assets	6,246,217,940

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	838,915,000
Payable for borrowings (See Note 7)	62,200,000
Investments purchased (including $29,995,000 purchased on a when-issued or delayed delivery basis)	41,800,184
Shares of beneficial interest redeemed	7,626,816
Dividends	5,564,553
Trustees’ compensation	858,839
Distribution and service plan fees	641,362
Transfer and shareholder servicing agent fees	455,910
Interest expense on borrowings	10,103
Other	136,791

Total liabilities	958,209,558

Net Assets	$5,288,008,382

Composition of Net Assets
Paid-in capital	$9,055,822,921

Accumulated net investment income	99,708,333

Accumulated net realized loss on investments	(2,404,210,951)

Net unrealized depreciation on investments	(1,463,311,921)

Net Assets	$5,288,008,382

67    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,421,747,070 and 503,419,586 shares of beneficial interest outstanding)	$6.80
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,007,460 and 13,333,484 shares of beneficial interest outstanding)	$6.83
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,295,663,089 and 191,227,906 shares of beneficial interest outstanding)	$6.78
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $479,590,763 and 70,630,686 shares of beneficial interest outstanding)	$6.79

See accompanying Notes to Financial Statements.

68    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$232,741,354

Dividends from unaffiliated companies	922

Other income	2,116

Total investment income	232,744,392

Expenses
Management fees	10,245,600

Distribution and service plan fees:
Class A	2,611,846
Class B	438,018
Class C	6,150,903

Transfer and shareholder servicing agent fees:
Class A	1,169,225
Class B	53,782
Class C	530,992
Class Y	170,886

Shareholder communications:
Class A	211,211
Class B	14,487
Class C	113,531
Class Y	32,234

Interest expense and fees on short-term floating rate notes issued (See Note 1)	3,063,967

Borrowing fees	2,714,971

Trustees’ compensation	63,559

Custodian fees and expenses	57,323

Interest expense on borrowings	38,843

Other	716,568

Total expenses	28,397,946
Less waivers and reimbursements of expenses	(24,306)

Net expenses	28,373,640

Net Investment Income	204,370,752

Realized and Unrealized Gain (Loss)
Net realized gain on investments	2,406,983

Net change in unrealized appreciation/depreciation on investments	(83,811,826)

Net Increase in Net Assets Resulting from Operations	$122,965,909

See accompanying Notes to Financial Statements.

69    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$204,370,752	$447,923,525

Net realized gain	2,406,983	145,963,919

Net change in unrealized appreciation/depreciation	(83,811,826)	(710,236,362)

Net increase (decrease) in net assets resulting from operations	122,965,909	(116,348,918)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(125,495,989)	(289,627,836)
Class B	(3,070,435)	(8,069,262)
Class C	(43,804,446)	(100,048,635)
Class Y	(17,389,652)	(38,093,511)

	(189,760,522)	(435,839,244)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(224,632,528)	(423,302,016)
Class B	(15,273,924)	(43,892,765)
Class C	(150,313,763)	(85,058,379)
Class Y	12,885,155	3,368,179

	(377,335,060)	(548,884,981)

Net Assets
Total decrease	(444,129,673)	(1,101,073,143)

Beginning of period	5,732,138,055	6,833,211,198

End of period (including accumulated net investment income of $99,708,333 and $85,098,103, respectively)	$5,288,008,382	$5,732,138,055

See accompanying Notes to Financial Statements.

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$122,965,909

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(713,234,841)
Proceeds from disposition of investment securities	1,208,880,408
Short-term investment securities, net	157,940,167
Premium amortization	4,010,286
Discount accretion	(38,513,859)
Net realized gain on investments	(2,406,983)
Total net change in unrealized appreciation/depreciation on investments	83,811,826
Change in assets:
Decrease in other assets	976,202
Decrease in interest receivable	1,299,786
Decrease in receivable for securities sold	123,796,342
Change in liabilities:
Decrease in other liabilities	(2,191,255)
Decrease in payable for securities purchased	(49,893,682)

Net cash provided by operating activities	897,440,306

Cash Flows from Financing Activities
Proceeds from borrowings	431,800,000
Payments on borrowings	(504,700,000)
Payments on short-term floating rate notes issued	(240,100,000)
Proceeds from shares sold	897,934,025
Payments on shares redeemed	(1,447,706,989)
Cash distributions paid	(37,194,474)

Net cash used in financing activities	(899,967,438)

Net decrease in cash	(2,527,132)

Cash, beginning balance	3,238,762

Cash, ending balance	$711,630

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $154,634,148.
Cash paid for interest on borrowings—$38,487.
Cash paid for interest on short-term floating rate notes issued—$3,063,967.

See accompanying Notes to Financial Statements.

71    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.87	$7.50	$6.92	$7.17	$5.90	$8.89
Income (loss) from investment operations:
Net investment income[2]	0.26	0.51	0.50	0.55	0.57	0.62
Net realized and unrealized gain (loss)	(0.08)	(0.65)	0.60	(0.25)	1.25	(2.98)

Total from investment operations	0.18	(0.14)	1.10	0.30	1.82	(2.36)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.49)	(0.52)	(0.55)	(0.55)	(0.63)
Net asset value, end of period	$6.80	$6.87	$7.50	$6.92	$7.17	$5.90

Total Return, at Net Asset Value[3]	2.64%	(2.19)%	16.63%	4.65%	31.39%	(26.44)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,421,74	7	$3,688,90	1	$4,463,15	6	$3,969,09	0	$4,651,79	8	$3,408,94	6
Average net assets (in thousands)	$3,444,44	7	$4,450,00	0	$4,001,35	3	$4,149,50	9	$4,393,19	9	$3,338,72	2
Ratios to average net assets:[4]
Net investment income	7.80%	6.69%	7.00%	8.07%	8.04%	9.89%
Expenses excluding interest and fees from borrowings	0.64%	0.73%	0.64%	0.64%	0.59%	0.62%
Interest and fees from borrowings	0.10%	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short- term floating rates notes issued[5]	0.11%	0.25%	0.31%	0.35%	0.39%	1.34%

Total expenses	0.85%	1.08%	1.07%	1.10%	1.25%	2.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	1.08%	1.07%	1.10%	1.25%	2.97%
Portfolio turnover rate	12%	18%	11%	18%	16%	20%

72    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

73    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.89	$7.53	$6.94	$7.19	$5.92	$8.91
Income (loss) from investment operations:
Net investment income[2]	0.24	0.45	0.44	0.50	0.51	0.57
Net realized and unrealized gain (loss)	(0.08)	(0.66)	0.61	(0.26)	1.25	(2.99)

Total from investment operations	0.16	(0.21)	1.05	0.24	1.76	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.43)	(0.46)	(0.49)	(0.49)	(0.57)
Net asset value, end of period	$6.83	$6.89	$7.53	$6.94	$7.19	$5.92

Total Return, at Net Asset Value[3]	2.36%	(3.12)%	15.76%	3.75%	30.18%	(27.02)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,00	7	$107,60	2	$161,19	7	$162,30	9	$226,46	6	$212,74	5
Average net assets (in thousands)	$95,49	8	$142,52	5	$156,21	6	$186,63	7	$237,87	5	$232,79	3
Ratios to average net assets:[4]
Net investment income	6.97%	5.86%	6.17%	7.21%	7.23%	8.99%
Expenses excluding interest and fees from borrowings	1.47%	1.56%	1.48%	1.49%	1.46%	1.46%
Interest and fees from borrowings	0.10%	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.25%	0.31%	0.35%	0.39%	1.34%

Total expenses	1.68%	1.91%	1.91%	1.95%	2.12%	3.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.91%	1.91%	1.95%	2.12%	3.81%
Portfolio turnover rate	12%	18%	11%	18%	16%	20%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

74    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.85	$7.48	$6.90	$7.15	$5.89	$8.87
Income (loss) from investment operations:
Net investment income[2]	0.24	0.45	0.44	0.50	0.51	0.57
Net realized and unrealized gain (loss)	(0.09)	(0.65)	0.61	(0.25)	1.25	(2.97)

Total from investment operations	0.15	(0.20)	1.05	0.25	1.76	(2.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.43)	(0.47)	(0.50)	(0.50)	(0.58)
Net asset value, end of period	$6.78	$6.85	$7.48	$6.90	$7.15	$5.89

Total Return, at Net Asset Value[3]	2.25%	(2.94)%	15.80%	3.86%	30.27%	(26.98)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,295,66	3	$1,463,56	7	$1,691,77	8	$1,479,32	3	$1,725,34	1	$1,254,14	4
Average net assets (in thousands)	$1,341,12	6	$1,735,00	6	$1,533,56	2	$1,545,51	9	$1,617,76	1	$1,215,91	3
Ratios to average net assets:[4]
Net investment income	7.02%	5.92%	6.23%	7.30%	7.26%	9.09%
Expenses excluding interest and fees from borrowings	1.42%	1.50%	1.41%	1.41%	1.37%	1.40%
Interest and fees from borrowings	0.10%	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.25%	0.31%	0.35%	0.39%	1.34%

Total expenses	1.63%	1.85%	1.84%	1.87%	2.03%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.85%	1.84%	1.87%	2.03%	3.75%
Portfolio turnover rate	12%	18%	11%	18%	16%	20%

75    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

76    OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$6 .86	$7.50	$6 .91	$6.90
Income (loss) from investment operations:
Net investment income[2]	0 .27	0.52	0.50	0.36
Net realized and unrealized gain (loss)	(0.09)	(0.66)	0.62	0.02

Total from investment operations	0.18	(0.14)	1.12	0.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.50)	(0.53)	(0.37)
Net asset value, end of period	$6.79	$6.86	$7.50	$6.91

Total Return, at Net Asset Value[3]	2.72%	(2.19)%	16.97%	6.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$479,59	1	$472,06	8	$517,08	0	$172,67	6
Average net assets (in thousands)	$468,22	8	$572,61	1	$344,74	6	$62,32	7
Ratios to average net assets:[4]
Net investment income	7.93%	6.83%	7.05%	8.02%
Expenses excluding interest and fees from borrowings	0.50%	0.59%	0.49%	0.48%
Interest and fees from borrowings	0.10%	0.10%	0.12%	0.12%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.25%	0.31%	0.35%

Total expenses	0.71%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.94%	0.92%	0.95%
Portfolio turnover rate	12%	18%	11%	18%
1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

77      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester High Yield Municipal Fund (the “Fund”), formerly named Oppenheimer Rochester National Municipals, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

78     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

79     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

80     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $539,555,000.

     When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2014, municipal bond holdings with a value of $1,353,855,745 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $838,915,000 in short-term floating rate securities issued and outstanding at that date.

     At January 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,490,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners) LIFERS	18.221%	6/1/38	$2,758,148
1,335,000	CA GO ROLs[3]	13.983	12/1/36	1,347,763
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.693	6/1/47	49,691,040
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.293	7/1/39	5,578,800
5,550,000	CA Health Facilities Financing Authority ROLs[3]	8.057	11/15/42	5,639,632
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.998	7/1/39	5,735,006
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	8.022	5/15/40	5,542,100
2,615,000	Cerritos, CA Community College District DRIVERS	16.004	8/1/33	3,654,306
16,250,000	Chicago, IL GO ROLs[3]	9.836	1/1/33	16,597,750
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) LIFERS	9.409	1/1/44	7,449,803
2,525,000	Detroit, MI City School District ROLs[3]	18.837	5/1/29	3,211,295

81     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,500,000	District of Columbia GO ROLs[3]	7.950%	4/1/35	$2,710,900
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	22.472	11/1/48	6,360,150
7,280,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.131	6/15/29	9,242,688
680,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	16.037	6/15/29	874,847
3,465,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.883	6/15/37	4,262,816
5,000,000	Grand Parkway, TX Transportation Corp. ROLs	8.110	4/1/53	5,125,600
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.370	11/15/36	12,786,585
4,345,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.455	4/1/44	4,960,904
5,000,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.893	4/1/44	6,870,600
2,200,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.460	4/1/44	2,511,960
2,750,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.460	4/1/44	3,139,950
2,500,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.460	4/1/44	2,854,500
1,250,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	16.460	4/1/44	1,427,250
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.893	11/1/39	4,096,750
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.460	11/1/39	1,449,850
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	15.375	8/15/24	5,043,360
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.340	5/15/30	10,929,867
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	15.141	7/1/34	1,517,750
6,740,000	Los Angeles, CA Unified School District DRIVERS	15.115	7/1/30	7,921,926
5,115,000	MA Educational Financing Authority ROLs[3]	17.220	1/1/30	5,788,185
8,895,000	MA HFA ROLs[3]	10.189	12/1/42	9,102,965
10,995,000	MA HFA ROLs[3]	10.474	7/1/25	11,024,906
3,010,000	MA HFA ROLs[3]	13.322	12/1/49	3,056,926
3,750,000	MA HFA ROLs[3]	13.045	6/1/49	3,833,963
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.864	8/1/35	6,758,435
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.425	2/1/34	15,182,500
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.121	2/1/27	3,070,500
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.990	2/1/27	3,183,600
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.759	11/15/23	4,058,600
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.179	6/1/29	43,429,393
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.759	8/15/39	12,276,280
1,480,000	North TX Tollway Authority ROLs[3]	18.268	1/1/48	2,099,114
4,000,000	North TX Tollway Authority ROLs[3]	18.268	1/1/48	5,673,280
18,695,000	NY Liberty Devel. Corp. ROLs[3]	9.770	1/15/44	20,007,950
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	21.651	6/15/40	4,769,312
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	16.027	6/1/39	3,315,105
7,720,000	Peralta, CA Community College District DRIVERS	7.882	8/1/35	8,079,443
3,100,000	Pima County, AZ IDA ROLs[3]	19.839	7/1/39	3,625,016
5,500,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	8.127	8/1/57	2,887,940
10,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	14.346	8/1/57	3,037,135
2,575,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	19.135	10/1/47	2,657,915

82     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$787,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	15.716%	12/1/39	$907,018
2,500,000	San Jacinto, TX Community College District ROLs[3]	15.345	2/15/38	3,421,400
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.716	11/15/29	13,556,820
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.978	11/15/24	5,582,220
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.934	12/1/33	7,165,395
3,000,000	Tes Properties, WA DRIVERS	17.326	12/1/38	3,764,520
375,000	Tes Properties, WA DRIVERS	16.893	12/1/29	491,340
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.505	12/15/26	60,666,877
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.733	11/1/28	5,005,114
5,000,000	WA Health Care Facilities Authority (Seattle Children’s Hospital/Seattle Children’s Healthcare System Obligated Group)	13.172	10/1/38	6,681,050
4,520,000	WA Health Care Facilities Authority ROLs[3]	19.895	10/1/36	6,902,628
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.719	12/1/29	6,165,161
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.721	12/1/29	3,963,318
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.723	12/1/29	9,062,896
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.720	12/1/34	3,392,629

				$514,940,745

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

     The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $838,915,000 or 13.43% of its total assets as of January 31, 2014.

83     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$29,995,000
Sold securities	3,739,530

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$578,371,283
Market Value	$218,955,713
Market value as % of Net Assets	4.14%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 31, 2014, securities with an aggregate market value of $16,494,633, representing 0.31% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $871,425 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

84     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended July 31, 2013, the Fund utilized $127,294,955 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	765,867,389

Total	$2,365,732,653

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $1,599,865,264 expiring by 2019 and $763,460,406 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will utilize $2,406,983 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

85     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$6,636,769,590 [1]

Gross unrealized appreciation	$339,211,888
Gross unrealized depreciation	(1,802,523,809)

Net unrealized depreciation	$(1,463,311,921)

1. The Federal tax cost of securities does not include cost of $958,878,692, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$17,337
Payments Made to Retired Trustees	48,194
Accumulated Liability as of January 31, 2014	378,827

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

86     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

87     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

88     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

     To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

89     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$126,351,243	$—	$126,351,243
Alaska	—	14,220,585	—	14,220,585
Arizona	—	140,487,190	—	140,487,190
Arkansas	—	—	3,749,301	3,749,301
California	—	844,747,838	—	844,747,838
Colorado	—	243,366,167	—	243,366,167
Connecticut	—	7,097,703	—	7,097,703
Delaware	—	6,126,962	—	6,126,962
District of Columbia	—	130,673,058	—	130,673,058
Florida	—	625,263,776	—	625,263,776
Georgia	—	79,641,314	—	79,641,314
Hawaii	—	14,669,413	—	14,669,413
Idaho	—	1,744,397	—	1,744,397
Illinois	—	338,482,519	12,027,554	350,510,073
Indiana	—	78,690,640	—	78,690,640
Iowa	—	69,802,223	—	69,802,223
Kansas	—	2,838,782	—	2,838,782
Kentucky	—	20,141,982	—	20,141,982
Louisiana	—	32,933,749	—	32,933,749
Maine	—	19,209,998	—	19,209,998
Maryland	—	7,319,092	—	7,319,092
Massachusetts	—	100,471,775	4	100,471,779

90     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Securities Valuation (Continued)

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value
Michigan	$—	$158,155,920	$—	$158,155,920
Minnesota	—	48,171,316	—	48,171,316
Mississippi	—	13,669,893	—	13,669,893
Missouri	—	78,567,921	—	78,567,921
Montana	—	7,490,982	—	7,490,982
Nebraska	—	40,363,513	—	40,363,513
Nevada	—	3,461,290	—	3,461,290
New Hampshire	—	6,737,016	—	6,737,016
New Jersey	—	361,534,617	9	361,534,626
New Mexico	—	11,774,028	—	11,774,028
New York	—	433,546,379	—	433,546,379
North Carolina	—	24,287,383	—	24,287,383
North Dakota	—	3,438,245	—	3,438,245
Ohio	—	502,300,222	—	502,300,222
Oklahoma	—	7,638,727	—	7,638,727
Oregon	—	3,820,360	—	3,820,360
Pennsylvania	—	49,740,189	—	49,740,189
Rhode Island	—	88,531,189	—	88,531,189
South Carolina	—	14,293,626	13,664,830	27,958,456
South Dakota	—	2,170,959	—	2,170,959
Tennessee	—	16,454,765	3,556,000	20,010,765
Texas	—	555,833,460	—	555,833,460
U.S. Possessions	—	500,432,648	—	500,432,648
Utah	—	22,712,305	—	22,712,305
Vermont	—	2,639,871	—	2,639,871
Virginia	—	57,163,797	—	57,163,797
Washington	—	99,378,450	—	99,378,450
West Virginia	—	34,627,359	—	34,627,359
Wisconsin	—	38,177,238	20	38,177,258
Common Stock	813,078	—	—	813,078
Rights, Warrants and Certificates	131,491	—	—	131,491
Corporate Loans	—	7,000,000	—	7,000,000

Total Assets	$944,569	$6,098,394,074	$32,997,718	$6,132,336,361

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

91     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$1,231,560	$-	$-	$(1,231,560)
Colorado	6,729,248	-	-	(6,729,248)
Florida	3,646,636	-	-	(3,646,636)
Illinois	-	(1,510,929)	1,510,929	-
Massachusetts	-	(4)	4	-
New York	449,100	-	-	(449,100)
Tennessee	-	(5,331,422)	5,331,422	-
Wisconsin	-	(20)	20	-

Total Assets	$12,056,544	$ (6,842,375)	$6,842,375	$ (12,056,544)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.
**Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	81,639,589	$546,693,838	158,362,981	$1,193,773,893
Dividends and/or distributions reinvested	15,517,381	103,900,266	30,028,082	225,548,058
Redeemed	(130,966,365)	(875,226,632)	(246,026,872)	(1,842,623,967)

Net decrease	(33,809,395)	$(224,632,528)	(57,635,809)	$(423,302,016)

Class B
Sold	343,882	$2,308,123	270,430	$2,053,861
Dividends and/or distributions reinvested	383,058	2,575,719	850,774	6,419,272
Redeemed	(3,001,207)	(20,157,766)	(6,917,328)	(52,365,898)

Net decrease	(2,274,267)	$(15,273,924)	(5,796,124)	$(43,892,765)

Class C
Sold	18,888,499	$125,583,013	42,777,217	$323,836,241
Dividends and/or distributions reinvested	5,172,598	34,533,421	9,983,606	74,731,787
Redeemed	(46,634,031)	(310,430,197)	(65,086,833)	(483,626,407)

Net decrease	(22,572,934)	$(150,313,763)	(12,326,010)	$(85,058,379)

92     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class Y
Sold	32,142,185	$214,901,928	44,723,380	$336,847,459
Dividends and/or distributions reinvested	2,036,853	13,624,742	3,815,851	28,624,462
Redeemed	(32,357,759)	(215,641,515)	(48,704,090)	(362,103,742)

Net increase (decrease)	1,821,279	$12,885,155	(164,859)	$3,368,179

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$713,234,841	$1,208,880,408

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $10 billion	0.35
Over $11 billion	0.34

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

93     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$12,638,659
Class C	41,808,891

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

94     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$371,573	$196,820	$178,608	$135,866

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2014, the Manager reimbursed the Fund $24,306 for legal costs and fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of January 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

95     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Borrowings (Continued)

     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1614% as of January 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2014 equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1614%. Details of the borrowings for the six months ended January 31, 2014 are as follows:

Average Daily Loan Balance	$45,280,261
Average Daily Interest Rate	0.163%
Fees Paid	$1,043,694
Interest Paid	$38,487

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing

96     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Reverse Repurchase Agreements (Continued)

commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

     The Fund executed no transactions under the Facility during the six months ended January 31, 2014.

Fees Paid	$662,819

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

97     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

     On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

98     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Pending Litigation (Continued)

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

99     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

     The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

     The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

100     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

     Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail high yield muni funds. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year and ten-year performance was below its category median.

     Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

     Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

     Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

101     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

102     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On September 27, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013, a meeting of Oppenheimer Rochester National Municipals was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
346,128,758	19,831,282	96,609,249

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
347,480,416	18,898,613	96,190,256

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
344,631,486	21,538,657	96,399,197

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
344,488,129	21,219,250	96,861,909

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
345,569,566	20,035,753	96,963,974

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
346,228,852	19,460,503	96,879,933

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
345,054,349	20,191,022	97,323,917

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
342,708,344	23,098,213	96,762,735

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
323,328,834	41,329,459	97,910,997

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
342,901,426	22,363,302	97,304,566

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
423,206,325	18,445,152	108,732,480

103     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

104     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2014 OppenheimerFunds, Inc. All rights reserved.

105     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

106     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

107     OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0795.001.0114 March 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014